As filed with the Securities and Exchange Commission on February 9, 2016

Securities Act File No. 333-208782

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK LIQUIDITY FUNDS

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (302) 797-2000

(Area Code and Telephone Number)

Charles Park

BlackRock Advisors, LLC

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

John A. MacKinnon, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Ben Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Institutional Shares, Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares of T-Fund, each with no par value. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BofA Treasury Reserves, a series of BofA Funds Series Trust

2.	Questions and Answers for Shareholders of BofA Treasury Reserves, a series of BofA Funds Series Trust

3.	Notice of Special Meeting of Shareholders of BofA Treasury Reserves, a series of BofA Funds Series Trust

4.	Combined Prospectus/Proxy Statement regarding the proposed reorganization of BofA Treasury Reserves, a series of BofA Funds Series Trust, with T-Fund, a series of BlackRock Liquidity Funds

5.	Statement of Additional Information regarding the proposed reorganization of BofA Treasury Reserves, a series of BofA Funds Series Trust, with T-Fund, a series of BlackRock Liquidity Funds

6.	Appendix—Form of Proxy Card

7.	Part C Information

8.	Exhibits

BOFA FUNDS SERIES TRUST

BofA Treasury Reserves

100 Federal Street

Boston, Massachusetts 02110

(888) 331-0904 (individual investors)

(800) 353-0828 (for institutional investors)

February [●], 2016

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BofA Treasury Reserves (the “Target Fund”), a series of BofA Funds Series Trust (the “Target Trust”), which will be held on March 31, 2016 at 11:00 a.m., (Eastern time) at the offices of BofA Advisors, LLC (“BofA”) at 100 Federal Street, Boston, Massachusetts 02110. Before the Special Meeting, by way of this letter, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Target Fund.

As you may know, BofA® Global Capital Management Group, LLC, the direct parent company of BofA, the investment adviser to the funds of the Target Trust (the “BofA Funds”), has entered into an agreement to transfer investment management responsibilities of BofA to BlackRock, Inc. As a result of this transaction (the “Transaction”), it is being proposed that certain BofA Funds, including the Target Fund, be reorganized into corresponding money market funds advised by BlackRock Advisors, LLC (“BlackRock”) or one of its investment advisory affiliates. The enclosed materials relate to the proposed Reorganization of the Target Fund with the Acquiring Fund (as defined below). Shareholders of other BofA Funds are separately being asked to vote on the reorganization of their funds.

At the Special Meeting, shareholders will be asked to consider and act upon the proposal (the “Proposal”) set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposal seeks your approval of a series of transactions, which will result in you becoming a shareholder of T-Fund (the “Acquiring Fund”), a series of BlackRock Liquidity Funds (the “Acquiring Trust”), a money market fund advised by BlackRock. The Acquiring Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The proposed transactions include the reorganization (the “Reorganization”) of the Target Fund with the Acquiring Fund. The Reorganization is described below and throughout the Combined Prospectus/Proxy Statement as the Proposal.

As noted above, it is being separately proposed that other BofA Funds be reorganized into corresponding money market funds advised by BlackRock or one of its investment advisory affiliates (the “Parallel Reorganizations”). Even if approved by shareholders of the Target Fund, the Reorganization may not occur unless each of the other Parallel Reorganizations is also approved. In the event a Parallel Reorganization is not approved, BofA® Global Capital Management Group, LLC and BlackRock will consider the facts and circumstances that exist at the time of closing of the Reorganization and determine whether the Reorganization will still occur. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, BofA will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

If you are a shareholder of any other fund that is a party to a Parallel Reorganization, you will separately receive materials relating to that Parallel Reorganization.

After considering the fees and expenses, performance, investment objectives of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Board of Trustees of the Target Trust recommends that you vote in favor of the Reorganization because it believes the Reorganization is in the best interests of the Target Fund and its shareholders.

Proposal—Reorganization

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of, and assume certain stated liabilities of, the Target Fund in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders in complete liquidation and termination of the Target Fund.

Please note that the Board of Trustees of the Target Trust believes that the Reorganization is in the best interests of the Target Fund, and unanimously recommends that you vote “FOR” the Proposal.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By marking, signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

If you are a holder of the Target Fund’s shares and plan to attend the Special Meeting, please note the following:

•	If you plan to attend in person, you must show valid photographic identification, such as your driver’s license or passport.

•

If you hold your shares through a bank, broker or other nominee and plan to attend the Special Meeting in person, you must show satisfactory proof of ownership of Target Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date.

•

If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Even if you plan to attend the Special Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by marking, signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

As always, we appreciate your support.

Sincerely,

Michael J. Pelzar

President and Chief Executive Officer

BofA Treasury Reserves, a series of BofA Funds

Series Trust

100 Federal Street

Boston, Massachusetts 02110

(888) 331-0904 (individual investors)

(800) 353-0828 (for institutional investors)

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card or voting instruction form, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposal. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposal to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are a shareholder of the Target Fund. As a shareholder of the Target Fund, you are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, as set out in the table below:

Target Fund		Acquiring Fund		Shareholders Entitled to Vote
BofA Treasury Reserves (the “Target Fund”)	a series of BofA Funds Series Trust (the “Target Trust”), a Delaware statutory trust	T-Fund (the “Acquiring Fund”)	a series of BlackRock Liquidity Funds (the “Acquiring Trust”), a Delaware statutory trust	Shareholders of the Target Fund as of the close of business on January 29, 2016 (the “Record Date”)

The Target Fund and Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Acquiring Fund, following completion of the Reorganization (as defined below), may be referred to as the “Combined Fund.”

The proposed reorganization seeks your approval of a series of transactions, which will result in you becoming a shareholder of the Acquiring Fund, a money market fund advised by BlackRock Advisors, LLC (“BlackRock”) that invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The proposed transactions include the reorganization (the “Reorganization”) of the Target Fund with the Acquiring Fund. The Reorganization is described herein and throughout the Combined Prospectus/Proxy Statement as the Proposal. It is also being separately proposed that other BofA Funds be reorganized into certain other money market funds advised by BlackRock or one of its investment advisory affiliates (the “Parallel Reorganizations”). Even if approved by shareholders of the Target Fund, the Reorganization may not occur unless each Parallel Reorganization is also approved. In the event a Parallel Reorganization is not approved, BofA® Global Capital Management Group, LLC and BlackRock will consider the facts and circumstances that exist at the time of closing of the Reorganization and determine whether the Reorganization will still occur. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, BofA will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

Each Fund pursues substantially similar investment objectives. Each Fund also employs similar investment strategies to achieve its respective investment objective. If the Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund, and the Target Fund will be dissolved and terminated as a series of the Target Trust. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization and for a more complete description of the Acquiring Fund.

THE REORGANIZATION

Step 1:	The Target Fund transfers substantially all of its assets to the Acquiring Fund in exchange for newly-issued shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund.

Step 2:	Newly-issued shares of the Acquiring Fund received by the Target Fund are distributed by the Target Fund to its shareholders in exchange for the shareholder’s Target Fund shares.

Step 3:	The Target Fund is dissolved and terminated.

Q:	How does the Board of the Target Trust suggest that I vote?

A:	After careful consideration, the Board of Trustees of the Target Trust (the “Target Board”), including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Target Trust, have determined that the proposed Reorganization is in the best interests of the Target Fund and its shareholders and, therefore, recommends that you cast your vote “FOR” the proposed Reorganization. After considering the fees and expenses, performance, investment objective of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Target Board recommends that you vote in favor of the Reorganization because it believes that the Reorganization is in the best interests of the Target Fund and its shareholders.

Q:	In the Reorganization, what class of shares of the Acquiring Fund will I receive?

A:	You will receive shares of the Acquiring Fund as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Adviser Class Shares	Dollar Shares
Capital Class Shares	Institutional Shares
Daily Class Shares	Cash Management Shares
Institutional Class Shares	Institutional Shares
Institutional Capital Shares	Institutional Shares
Investor Class Shares	Dollar Shares
Investor II Class Shares	Cash Reserve Shares
Liquidity Class Shares	Administration Shares
Trust Class Shares	Institutional Shares

Q:	Will the number and value of the Acquiring Fund shares I receive in the Reorganization equal the number and value of my Target Fund shares?

A:	Yes. The number and value of the Acquiring Fund shares you receive in the Reorganization will equal the number and value of the Target Fund shares you hold immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:	The Acquiring Fund is advised by BlackRock, and the Combined Fund will continue to be advised by BlackRock once the Reorganization is completed. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:	Assuming the Reorganization had occurred on October 31, 2015, the Combined Fund would have (i) gross annual fund operating expenses for each of its share classes that are lower than those of each of the corresponding share classes of the Target Fund prior to the Reorganization as of October 31, 2015, and (ii) net annual fund operating expenses for each of its share classes that are the same or lower than those of the corresponding shares of the Target Fund prior to the Reorganization as of October 31, 2015, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through March 1, 2017.

ii

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not have to pay any sales load, commission or other similar fee in connection with the Reorganization.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization.

Q:	What happens if the Reorganization is not approved?

A.

If the Reorganization is not approved by shareholders of the Target Fund, and/or if any other Parallel Reorganization is not approved, the Reorganization may not occur, and the Target Board will consider other alternatives for the Target Fund, which alternatives may include the liquidation of the Target Fund. In the event a Parallel Reorganization is not approved, BofA® Global Capital Management Group, LLC and BlackRock will consider the facts and circumstances that exist at the time of closing of the Reorganization and determine whether the Reorganization will still occur. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, BofA will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

Q:	Will the Reorganization create a taxable event for me?

A:	The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code. In general, if the Reorganization so qualifies, (i) the Target Fund will not recognize any gain or loss on the transfer of substantially all of its assets to the Acquiring Fund in exchange for (A) the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and (B) shares of the Acquiring Fund, and (ii) you will not recognize any gain or loss (A) upon receiving shares of the Acquiring Fund in connection with the Reorganization or (B) upon the dissolution and termination of the Target Fund.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Target Fund are anticipated to be incurred in connection with the Reorganization. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the price at which such assets were bought by the Target Fund. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, such redemption is unlikely to result in recognition of a gain or loss for U.S. federal income tax purposes because of the Target Fund’s policy of maintaining a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so).

iii

Q:	As a shareholder of the Target Fund, will I be able to retain checking account redemption privileges?

A:	No. Shareholders of Capital Class Shares, Institutional Capital Shares, Trust Class Shares, Investor Class Shares, Investor II Class Shares and Daily Class Shares of the Target Fund may establish a checking account using the BofA Funds’ free checkwriting service. Each check written must be for a minimum of $250. Target Fund shareholders may only use checks to make partial redemptions; a check may not be used to make a full redemption of the shares held in the Target Fund. Shareholders of the Combined Fund will not be able to use checkwriting to redeem shares after the Reorganization because the Acquiring Fund does not offer such checkwriting privileges to its shareholders. However, shareholders of the Combined Fund will be able to submit redemption orders in respect of some or all of their Shares in the Combined Fund pursuant to the Combined Fund’s redemption policies.

Q:	Who will pay for the Reorganization?

A:	The expenses associated with the Reorganization will be borne by BlackRock, Inc., BofA and their respective affiliates.

Q:	How do I vote my shares?

A:	You may cast your vote by mail, phone or internet or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card or voting instruction form(s) in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before you vote.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the 2nd quarter of 2016. The Reorganization may not take place if the Reorganization is not approved by the Target Fund’s shareholders and/or if any Parallel Reorganization is not approved.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (888) 331-0904 for individual investors and (800) 353-0828 for institutional investors. You may also call Computershare Fund Services, our proxy solicitation firm, toll-free at (888) 916-1720.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

iv

BOFA FUNDS SERIES TRUST

BofA Treasury Reserves

100 Federal Street

Boston, Massachusetts 02110

(888) 331-0904 (individual investors)

(800) 353-0828 (for institutional investors)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 31, 2016

To the Shareholders of BofA Treasury Reserves:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BofA Treasury Reserves (the “Target Fund”), a series of BofA Funds Series Trust (the “Target Trust”), will be held on March 31, 2016 at 11:00 a.m., (Eastern time) at the offices of BofA Advisors, LLC (“BofA”) at 100 Federal Street, Boston Massachusetts, 02110.

At the Special Meeting, shareholders will be asked to consider and act upon the proposal (the “Proposal”) set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposal seeks your approval of a series of transactions, which will result in you becoming a shareholder of T-Fund (the “Acquiring Fund”), a series of BlackRock Liquidity Funds (the “Acquiring Trust”), a money market fund advised by BlackRock Advisors, LLC (“BlackRock”). The proposed transactions include the reorganization (the “Reorganization”) of the Target Fund with the Acquiring Fund. The Reorganization is described herein and throughout the Combined Prospectus/Proxy Statement as the Proposal. It is also being separately proposed that other BofA Funds be reorganized into certain other money market funds advised by BlackRock or one of its investment advisory affiliates (the “Parallel Reorganizations”). The Reorganization may not occur unless each Parallel Reorganization is also approved. In the event a Parallel Reorganization is not approved, BofA® Global Capital Management Group, LLC and BlackRock will consider the facts and circumstances that exist at the time of closing of the Reorganization and determine whether the Reorganization will still occur. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, BofA will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

After considering the fees and expenses, performance, investment objectives of the Acquiring Fund and the terms and conditions of the Reorganization, including the tax consequences, the Board of Trustees of the Target Trust recommends that you vote in favor of the Reorganization because it believes that the Reorganization is in the best interests of the Target Fund and its shareholders.

Proposal—Reorganization

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund, a series of the Acquiring Trust would acquire substantially all of the assets of, and assume certain stated liabilities of, the Target Fund, a series of the Target Trust in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders in complete liquidation and termination of the Target Fund.

The Board of Trustees of the Target Trust has fixed the close of business on January 29, 2016 for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof (“Record Date”).

If you are a holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, at (888) 916-1720.

The officers or trustees of the Target Trust named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and directors in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TARGET TRUST UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL.

PLEASE VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AND SIGN, DATE AND RETURN THE CARD/FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR SIGNED AND DATED PROXY CARD, VOTING INSTRUCTION FORM OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Trustees of BofA Funds Series

Trust,

/s/ Marina Belaya

Marina Belaya

Secretary

100 Federal Street

Boston, Massachusetts 02110

February [●], 2016

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 31, 2016. The Notice of Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement and the form of proxy cards are available on the Internet at https://www.proxy-direct.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement, the form of proxy cards and any amendments.

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK LIQUIDITY FUNDS

T- Fund

100 Bellevue Parkway

Wilmington, Delaware 19809

(302) 797-2000

BOFA FUNDS SERIES TRUST

BofA Treasury Reserves

100 Federal Street

Boston, Massachusetts 02110

(888) 331-0904 (individual investors)

(800) 353-0828 (for institutional investors)

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of BofA Treasury Reserves (the “Target Fund”), a series of BofA Funds Series Trust (the “Target Trust”).

A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BofA Advisors, LLC (“BofA”) at 100 Federal Street, Boston, Massachusetts 02110, on March 31, 2016 at 11:00 a.m., (Eastern time), to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on January 29, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card or voting instruction form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of Target Fund on or about February [●], 2016. Shareholders should vote their shares by marking, signing, dating and returning the enclosed proxy card or voting instruction form or by following one of the other methods for voting specified on the proxy card or voting instruction form.

At the Special Meeting, shareholders will be asked to consider and act upon the proposal (the “Proposal”) set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. The Proposal seeks your approval of a series of transactions, which will result in you becoming a shareholder of T-Fund (the “Acquiring Fund”), a series of BlackRock Liquidity Funds (the “Acquiring Trust”), a money market fund advised by BlackRock Advisors, LLC (“BlackRock”). The proposed transactions include the reorganization (the “Reorganization”) of the Target Fund with the Acquiring Fund. The Reorganization is described herein and throughout the Combined Prospectus/Proxy Statement as the Proposal. It is also being separately proposed that other BofA Funds be reorganized into corresponding money market funds advised by BlackRock or one of its investment advisory affiliates (the “Parallel Reorganizations”). The Reorganization may not occur unless each Parallel Reorganization is also approved. In the event a Parallel Reorganization is not approved, BofA® Global Capital Management Group, LLC and BlackRock will consider the facts and circumstances that exist at the time of closing of the Reorganization and determine whether the Reorganization will still occur. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, BofA will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

1. Proposal—Reorganization

To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Acquiring Fund, a series of the Acquiring Trust would acquire substantially all of the assets of, and assume certain stated liabilities of, the Target Fund, a series of the Target Trust in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders in complete liquidation and termination of the Target Fund.

The Board of Trustees of the Target Trust (the “Board” or the “Target Board”) has approved the Reorganization, pursuant to which the Target Fund, an open-end management investment company, would be reorganized into the Acquiring Fund. The Acquiring Fund pursues an investment objective that is substantially similar to the investment objective of the Target Fund. The Target Fund has an investment objective to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity. The Acquiring Fund has an investment objective to seek current income as is consistent with liquidity and stability of principal. The Target Fund and the Acquiring Fund employ similar investment strategies, although each Fund may employ certain differing investment strategies in seeking to achieve their respective objectives. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies” below.

If the shareholders of the Target Fund approve the Reorganization, the Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be dissolved and terminated as a series of the Target Trust. When the Reorganization is complete, shareholders of the Target Fund will become shareholders of only the Combined Fund.

The aggregate net asset value of the Acquiring Fund shares received in the Reorganization by the Target Fund will equal the aggregate net asset value of the shares of the Target Fund held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the combined fund (the “Combined Fund”) than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and the Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

1.	the Statement of Additional Information dated February [●], 2016 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

2.	the Prospectuses relating to all applicable share classes of the Target Fund, dated January 1, 2016, as supplemented;

3.	the Statement of Additional Information relating to the Target Fund, dated January 1, 2016, as supplemented;

4.	the Annual Report to shareholders of the Target Fund for the fiscal year ended August 31, 2015;

5.	the Statement of Additional Information relating to the Acquiring Fund, dated February 27, 2015, as supplemented (the “Acquiring Fund SAI”); and

6.	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended October 31, 2015.

The following document has been filed with the SEC, and is incorporated by reference into (legally considered to be a part of) and also accompanies this Combined Prospectus/Proxy Statement:

7.	the Prospectuses relating to Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares and Institutional Shares of the Acquiring Fund dated February 27, 2015, as supplemented (collectively, the “Acquiring Fund Prospectus”).

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of items 2 through 4 can be obtained on a website maintained by BofA at www.bofacapital.com. In addition, the Target Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BofA by calling (888) 331-0904 for individual investors or (800) 353-0828 for institutional investors or by writing to the Target Fund at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Target Fund is BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723) and the telephone number is (888) 331-0904 for individual investors or (800) 353-0828 for institutional investors.

Copies of items 5 through 7 can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com/cash. In addition, the Acquiring Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7450 or by writing to the Acquiring Fund at 100 Bellevue Parkway, Wilmington Delaware 19809. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Acquiring Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (302) 797-2000.

Each Fund is subject to the informational requirements of the Securities Act of 1933, Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551- 8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. To the extent permitted by applicable law, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is February [●], 2016.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Funds is a diversified, open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and is a series of the management investment company specified below:

BofA Treasury Reserves (the “Target Fund”)	a series of BofA Funds Series Trust (the “Target Trust”), a Delaware statutory trust

T-Fund (the “Acquiring Fund”)	a series of BlackRock Liquidity Funds (the “Acquiring Trust”), a Delaware statutory trust

The Target Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

Investment Objectives. The investment objective of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity. The Acquiring Fund has an investment objective to seek current income as is consistent with liquidity and stability of principal. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without approval of the respective Fund’s shareholders.

Advisers and Distributors. BlackRock Advisors, LLC (“BlackRock”) serves as the investment adviser of the Acquiring Fund. BofA Advisors, LLC (“BofA”) serves as the investment adviser of the Target Fund. Each of the Funds publicly offers its shares on a continuous basis. Shares of the Acquiring Fund may be purchased through the Acquiring Fund’s distributor, BlackRock Investments, LLC (“BRIL”), and numerous intermediaries. Shares of the Target Fund may be purchased through the Target Fund’s distributor, BofA Distributors, Inc. (“BofA Distributors”), and numerous intermediaries.

Investment Strategies. The principal investment strategies of the Target Fund and the Acquiring Fund are similar, although there are some differences.

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. Each Fund seeks to achieve its investment objective by investing in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Each Fund seeks to maintain a net asset value of $1.00 per share. Both Funds are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act.

Under normal circumstances, the Target Fund purchases only first-tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. The Acquiring Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The remaining 0.5% of the Acquiring Fund’s total assets may be invested in second-tier securities that are not issued or guaranteed by the by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Federal government.

The Target Fund must invest at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. The Acquiring Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

Both Funds will qualify as a “government money market fund” under Rule 2a-7 and will continue to seek to maintain a net asset value of $1.00 per share when certain amendments to Rule 2a-7 are required to be complied with beginning on October 14, 2016.

The securities in which each Fund may invest are generally similar. Both Funds invest principally in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. The Target Fund may invest in other U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. The Acquiring Fund invests principally in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

The Target Fund may take temporary defensive investment positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other factors, including holding a substantial portion of its total assets in uninvested cash; the Acquiring Fund has not adopted a similar investment strategy, however, cash is included in its principal investments.

The Board of Trustees of the Target Trust (the “Board” or the “Target Board”), including all of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), have approved the Reorganization.

Subject to approval by the Target Fund shareholders, the Reorganization provides for: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund; (ii) the distribution of such shares of the Acquiring Fund by the Target Fund to its shareholders; and (iii) the dissolution and termination of the Target Fund as a series of the Target Trust.

If the Reorganization is approved and completed, shareholders of the Target Fund will receive the same number of shares of a corresponding class of the Acquiring Fund as the shares such shareholders own in the Target Fund as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Adviser Class Shares	Dollar Shares
Capital Class Shares	Institutional Shares
Daily Class Shares	Cash Management Shares
Institutional Class Shares	Institutional Shares
Institutional Capital Shares	Institutional Shares
Investor Class Shares	Dollar Shares
Investor II Class Shares	Cash Reserve Shares
Liquidity Class Shares	Administration Shares
Trust Class Shares	Institutional Shares

The Acquiring Fund shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that they owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

Bank of America (the “Bank”), after a review of the nature and goals of its asset management business, determined to exit the proprietary side of its asset management business. BofA which serves as the investment adviser to each series of the Target Trust (each, a “BofA Fund” and collectively, the “BofA Funds”), is a wholly-owned subsidiary of BofA Global Capital Management Group, LLC (“BACM”), which is an asset management division of the Bank. The Target Board received information from BofA and held discussions regarding potential options for the BofA Funds, including combining the BofA Funds with money market funds of another fund complex. After considering and evaluating several possible prominent and experienced money market fund managers, BofA recommended to the Target Board reorganizing the Target Fund into the Acquiring Fund managed by BlackRock or one of its advisory affiliates (together with other BlackRock-advised Funds, the “BlackRock Funds”) (the Reorganization together with the Parallel Reorganizations, the “Reorganizations”).

The Target Board discussed and considered matters relating to the Reorganization proposal at meetings held on September 25, October 1, November 13, December 4 and December 10, 2015. During the course of these meetings, the Target Board requested, received and discussed information from various parties, including from BACM, BofA and/or BlackRock, as applicable, regarding (i) the rationale for the Reorganization and related proposals, as well as comparative data and information with respect to the BofA Funds and the BlackRock Funds; (ii) potential benefits and costs that may accrue to the Target Fund as a result of the Reorganization; (iii) BlackRock’s personnel and affiliates; (iv) BlackRock’s investment philosophy and process; (v) BlackRock’s experience in providing investment advisory services to money market funds; (vi) BlackRock’s operational, legal and compliance capabilities and its financial conditions and resources; (vii) the services provided by, and BlackRock’s administration and oversight of, the BlackRock Funds’ third-party service providers; (viii) the key distribution channels and intermediary relationships for the BlackRock Funds; (ix) and the composition and governance of the BlackRock Funds’ boards of directors/trustees. The Target Board also received and considered information from counsel to the Independent Trustees regarding certain duties of the Target Board in connection with the Reorganizations. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions.

At a meeting held on December 10, 2015 (the “Approval Meeting”), the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization and authorized the Target Fund’s officers to solicit shareholder approval of the agreement and plan of reorganization (the “Plan of Reorganization”) applicable to the Reorganization. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Target Fund’s Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling. Although the Target Board considered broader issues arising in the context of the combination of the cash asset management businesses of BACM and BlackRock, their determinations with respect to each of the proposed Reorganizations were made on a BofA Fund-by-BofA Fund basis.

Results of Process

In reaching its determinations with respect to the Reorganization of the Target Fund into the Acquiring Fund, the Target Board considered a number of factors presented at the time of the Approval Meeting or at a prior meeting, including, but not limited to, the following:

•

Fees and Expenses. The Target Board considered the contractual and actual management fees and other expenses paid or proposed to be paid by the Target Fund and the Acquiring Fund. Based on information provided to the Target Board, the Target Board noted, as described in this Combined Prospectus/Proxy Statement, that the Reorganization would result in lower contractual management fees. The Target Board also noted that the share classes of the Acquiring Fund have lower or the same total annual net expenses (after any contractual waivers and/or reimbursements, but excluding voluntary expense waivers needed to maintain yield floors) than the corresponding share classes of the Target Fund. The Target Board also considered that the Acquiring Fund’s contractual waiver is in place through March 1, 2017. The Target Board also noted the greater potential for future operating efficiencies and economies of scale in a larger combined fund. The Target Board considered existing and historical yield floor waivers and noted that such yield floor waivers are voluntary and can be changed or removed at any time.

•

Performance. The Target Board considered the relative performance and risk-profile of the Target Fund and those of the Acquiring Fund, while taking into account the impact of current market conditions on investment performance. The Target Board noted that the one-month, one-year, three-year and five-year gross performance record for the Acquiring Fund was better than or in the range of the corresponding performance of the Target Fund. With respect to the performance net of fees, including, as applicable, yield floor waivers, the Target Board noted that the post-Reorganization net yield for the Acquiring Fund is expected to be the same as that of the Target Fund. The Target Board noted that, as discussed above, a yield floor waiver is voluntary and can be changed or removed at any time. The Target Board also noted other relevant factors in connection with its consideration of performance, including, among other things, the relatively tight dispersion of performance data among money market funds, and the information it received from BlackRock and BofA relating to the emphasis on liquidity and principal preservation.

•

Continuity of Investment. The Target Board considered the investment objectives of the Target Fund and the Acquiring Fund. The Target Board noted that generally the Target Fund invests in similar securities to the securities invested in by the Acquiring Fund. The Target Board also noted that, to the extent shareholders of the Target Fund would acquire shares of a class of the Acquiring Fund with higher investment minimums, the Target Fund shareholders would be permitted to continue to invest in that share class without regard to such minimums.

•

Terms and Conditions of the Reorganization. The Target Board considered the terms and conditions of the Reorganization, including (1) that BofA, BlackRock and/or their respective affiliates, and not the Target Fund shareholders, will bear all expenses associated with the Reorganization, including but not limited to, shareholder solicitation costs, printing and mailing expenses, and legal, accounting and Target Board costs; (2) that the Plan of Reorganization includes provisions to address potential dilution; and (3) the compensation to be paid to BACM by BlackRock Inc. at the time of the consummation of the Reorganization and for a period of time thereafter.

•

Tax Consequences. The Target Board considered that the Reorganization will be structured so as to be a tax-free reorganization for federal income tax purposes. The Target Board noted that no capital loss carry forward limitations and no significant dilution of capital loss carry forwards or built-in gains/losses are expected as a result of the Reorganization.

•

Fund Governance. The Target Board considered the committee structure of the board of directors/trustees of the Acquiring Fund. The Target Board also considered the experience and expertise of the directors/trustees of the Acquiring Fund. The Target Board noted that BlackRock, Inc. has contractually agreed to use its reasonable best efforts to assure that, following the close of the Reorganization, at least 75% of the board of directors/trustees of the Acquiring Fund would not be for a period of at least three years “interested persons” (as that term is defined in the 1940 Act) of BlackRock, Inc. or the Bank.

•

Dilution Considerations. The Target Board considered the market-based net asset values (“NAVs”) and amortized cost NAVs of the Target Fund and the Acquiring Fund. The Target Board considered whether the Reorganization would result in any greater dilution than a sale of the Target Fund’s shares (at $1 per share) in an ordinary course redemption by a shareholder. The Target Board also considered whether the Reorganization would materially affect a shareholder’s risk of breaking a dollar due to a decline in market-based NAV.

•

Other Considerations. The Target Board considered the pending regulatory changes to Rule 2a-7 under the 1940 Act and their potential effect on the Target Fund and its shareholders. The Target Board also considered the actions taken or to be taken by BlackRock to ensure that the Acquiring Fund complies in a timely manner with amendments to Rule 2a-7 under the 1940 Act.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization, concluding that the Reorganization is in the best interest of the Target Fund and its shareholders and that, based on the assumption discussed above, the interests of existing shareholders of the Target Fund would not be diluted as a result of such Target Fund’s Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

The Target Board, including all of the Independent Trustees, unanimously recommends that you vote “FOR” the Proposal.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objective of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek current income, consistent with capital preservation and maintenance of a high degree of liquidity. The Acquiring Fund has an investment objective to seek current income as is consistent with liquidity and stability of principal. The investment objective of each of the Funds is non-fundamental, which means that it may be changed without approval of the respective Fund’s shareholders.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially similar principal investment strategies in seeking to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
• The Fund seeks to maintain a constant net asset value of $1.00 per share.	• The Fund seeks to maintain a net asset value of $1.00 per share.

•    The Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 and other rules of the SEC.

•    The Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 and other rules of the SEC.

•    The Fund is subject to the maturity requirements of Rule 2a-7, which generally (i) require the Fund to maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less and (ii) limits the remaining maturity of the Fund’s investments to 397 days or fewer. Rule 2a-7 permits the Fund to invest in securities with remaining maturities exceeding 397 days (with certain exceptions).

•    The Fund is subject to the maturity requirements of Rule 2a-7, which generally (i) require the Fund to maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less and (ii) limits the remaining maturity of the Fund’s investments to 397 days or fewer. Rule 2a-7 permits the Fund to invest in securities with remaining maturities exceeding 397 days (with certain exceptions).

Target Fund	Acquiring Fund

•   Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

•   The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The remaining 0.5% of the Fund’s total assets may be invested in second-tier securities that are issued or guaranteed by the United States or by a person controlled or supervised by and acting as an instrumentality of the Federal government.

• The Fund must invest at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

•   The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

•   The Fund may, from time to time, take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions and factors, including holding a substantial portion of its total assets in uninvested cash.

• No similar principal strategy, however, cash is included in the Fund’s principal investments.

Comparison. The principal strategies of the Target Fund and the Acquiring Fund are substantially similar, although there are some differences.

Each Fund is a money market fund managed pursuant to Rule 2a-7 under the 1940 Act. Each Fund seeks to achieve its investment objective by investing in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. Each Fund seeks to maintain a net asset value of $1.00 per share. Both Funds are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act.

Under normal circumstances, the Target Fund purchases only first-tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. The Acquiring Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The remaining 0.5% of the Acquiring Fund’s total assets may be invested in second-tier securities that are not issued or guaranteed by the by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Federal government.

The Target Fund must invest at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. The Acquiring Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

Both Funds will qualify as a “government money market fund” under Rule 2a-7 and will continue to seek to maintain a net asset value of $1.00 per share when certain amendments to Rule 2a-7 are required to be complied with beginning on October 14, 2016.

The securities in which each Fund may invest are generally similar. Both Funds invest principally in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations. The Target Fund may invest in other U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government. The Acquiring Fund invests principally in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash.

The Target Fund may take temporary defensive investment positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other factors, including holding a substantial portion of its total assets in uninvested cash; the Acquiring Fund has not adopted a similar investment strategy, however, cash is included in its principal investments.

Fees and Expenses

If the Reorganization is approved and completed, holders of shares of the Target Fund will receive shares of the Acquiring Fund as follows:

If you own the following Target Fund Shares	You will receive the following Acquiring Fund Shares
Adviser Class Shares	Dollar Shares
Capital Class Shares	Institutional Shares
Daily Class Shares	Cash Management Shares
Institutional Class Shares	Institutional Shares
Institutional Capital Shares	Institutional Shares
Investor Class Shares	Dollar Shares
Investor II Class Shares	Cash Reserve Shares
Liquidity Class Shares	Administration Shares
Trust Class Shares	Institutional Shares

Fee Tables as of October 31, 2015 (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional Class Shares, Institutional Capital Shares, Investor Class Shares, Investor II Class Shares, Liquidity Class Shares and Trust Class Shares of the Target Fund and the Institutional Shares, Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares of the Acquiring Fund, assuming the Reorganization had taken place on October 31, 2015, and the estimated pro forma fees and expenses attributable to the Institutional Shares, Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares of the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended October 31, 2015. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of October 31, 2015, see “Other Information—Capitalization.”

Fee Tables of BofA Treasury Reserves (Target Fund), T-Fund (Acquiring Fund) and the Pro Forma Combined Fund (as of October 31, 2015) (unaudited)

Target Fund Adviser Class Shares into Acquiring Fund Dollar Shares

	BofA Treasury Reserves (Target Fund)(1) Adviser Class Shares	T-Fund (Acquiring Fund) Dollar Shares	Pro Forma (Combined Fund: T-Fund) Dollar Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.26%	0.26%	0.26%
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.45%	0.45%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.45%(3)	0.45%(4)	0.45%(4)

(1)	Shareholders of Adviser Class Shares of the Target Fund will receive Dollar Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Adviser Class Shares	$46	$158	$279	$635
T-Fund (Acquiring Fund) Dollar Shares	$46	$144	$252	$567
T-Fund (Pro Forma Combined Fund) Dollar Shares	$46	$144	$252	$567

Target Fund Capital Class Shares into Acquiring Fund Institutional Shares

	BofA Treasury Reserves (Target Fund)(1) Capital Class Shares	T-Fund (Acquiring Fund) Institutional Shares	Pro Forma (Combined Fund: T-Fund) Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution (12b-1) Fees	None	None	None
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.26%	0.20%	0.20%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.20%(3)	0.20%(4)	0.20%(4)

(1)	Shareholders of Capital Class Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Capital Class Shares	$20	$78	$140	$325
T-Fund (Acquiring Fund) Institutional Shares	$20	$64	$113	$255
T-Fund (Pro Forma Combined Fund) Institutional Shares	$20	$64	$113	$255

Target Fund Daily Class Shares into Acquiring Fund Cash Management Shares

	BofA Treasury Reserves (Target Fund)(1) Daily Class Shares	T-Fund (Acquiring Fund) Cash Management Shares	Pro Forma (Combined Fund: T-Fund) Cash Management Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution (12b-1) Fees	0.35%	None	None
Other Expenses	0.26%	0.51%	0.51%
Shareholder Servicing Fee	0.25%	0.50%	0.50%
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.86%	0.70%	0.70%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.80%(3)	0.70%(4)	0.70%(4)

(1)	Shareholders of Daily Class Shares of the Target Fund will receive Cash Management Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Daily Class Shares	$82	$268	$471	$1,055
T-Fund (Acquiring Fund) Cash Management Shares	$72	$224	$390	$871
T-Fund (Pro Forma Combined Fund) Cash Management Shares	$72	$224	$390	$871

Target Fund Institutional Class Shares into Acquiring Fund Institutional Shares

	BofA Treasury Reserves (Target Fund)(1) Institutional Class Shares	T-Fund (Acquiring Fund) Institutional Shares	Pro Forma (Combined Fund: T-Fund) Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.05%	0.01%	0.01%
Shareholder Administration Fee	0.04%	None	None
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.30%	0.20%	0.20%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.24%(3)	0.20%(4)	0.20%(4)

(1)	Shareholders of Institutional Class Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund and any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Institutional Class Shares	$25	$90	$163	$375
T-Fund (Acquiring Fund) Institutional Shares	$20	$64	$113	$255
T-Fund (Pro Forma Combined Fund) Institutional Shares	$20	$64	$113	$255

Target Fund Institutional Capital Shares into Acquiring Fund Institutional Shares

	BofA Treasury Reserves (Target Fund)(1) Institutional Capital Shares	T-Fund (Acquiring Fund) Institutional Shares	Pro Forma (Combined Fund: T-Fund) Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution (12b-1) Fees	None	None	None
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.26%	0.20%	0.20%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.20%(3)	0.20%(4)	0.20%(4)

(1)	Shareholders of Institutional Capital Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Institutional Capital Shares	$20	$78	$140	$325
T-Fund (Acquiring Fund) Institutional Shares	$20	$64	$113	$255
T-Fund (Pro Forma Combined Fund) Institutional Shares	$20	$64	$113	$255

Target Fund Investor Class Shares into Acquiring Fund Dollar Shares

	BofA Treasury Reserves (Target Fund)(1) Investor Class Shares	T-Fund (Acquiring Fund) Dollar Shares	Pro Forma (Combined Fund: T-Fund) Dollar Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution (12b-1) Fees	0.10%	None	None
Other Expenses	0.26%	0.26%	0.26%
Shareholder Servicing Fees	0.25%	0.25%	0.25%
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.61%	0.45%	0.45%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.55%(3)	0.45%(4)	0.45%(4)

(1)	Shareholders of Investor Class Shares of the Target Fund will receive Dollar Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Investor Class Shares	$56	$189	$334	$756
T-Fund (Acquiring Fund) Dollar Shares	$46	$144	$252	$567
T-Fund (Pro Forma Combined Fund) Dollar Shares	$46	$144	$252	$567

Target Fund Investor II Class Shares into Acquiring Fund Cash Reserve Shares

	BofA Treasury Reserves (Target Fund)(1) Investor II Class Shares	T-Fund (Acquiring Fund) Cash Reserve Shares*	Pro Forma (Combined Fund: T-Fund) Cash Reserve Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution (12b-1) Fees	0.10%	None	None
Other Expenses	0.36%	0.41%	0.41%
Shareholder Servicing Fees Shareholder Administration Fee	0.25% 0.10%	0.40% None	0.40% None
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.71%	0.60%	0.60%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.65%(3)	0.60%(4)	0.60%(4)

*	Acquiring Fund currently active, but less than $1 in assets in share class as of the fiscal year ended October 31, 2015.

(1)	Shareholders of Investor II Class Shares of the Target Fund will receive Cash Reserve Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Investor II Class Shares	$66	$221	$389	$877
T-Fund (Acquiring Fund) Cash Reserve Shares	$61	$192	$335	$750
T-Fund (Pro Forma Combined Fund) Cash Reserve Shares	$61	$192	$335	$750

Target Fund Liquidity Class Shares into Acquiring Fund Administration Shares

	BofA Treasury Reserves (Target Fund)(1) Liquidity Class Shares	T-Fund (Acquiring Fund) Administration Shares	Pro Forma (Combined Fund: T-Fund) Administration Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	0.25%(3)	0.10%	0.10%
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.51%	0.30%	0.30%
Fee Waivers and/or Expense Reimbursements	(0.16)%(2)(3)(4)	0.00%(5)	0.00%(5)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.35%(4)	0.30%(5)	0.30%(5)

(1)	Shareholders of Liquidity Class Shares of the Target Fund will receive Administration Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA Distributors has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA Distributors.

(4)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors, Inc. are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(5)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Liquidity Class Shares	$36	$147	$269	$625
T-Fund (Acquiring Fund) Administration Shares	$31	$97	$169	$381
T-Fund (Pro Forma Combined Fund) Administration Shares	$31	$97	$169	$381

Target Fund Trust Class Shares into Acquiring Fund Institutional Shares

	BofA Treasury Reserves (Target Fund)(1) Trust Class Shares	T-Fund (Acquiring Fund) Institutional Shares	Pro Forma (Combined Fund: T-Fund) Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%(2)	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.11%	0.01%	0.01%
Shareholder Administration Fees	0.10%	None	None
Miscellaneous/Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.36%	0.20%	0.20%
Fee Waivers and/or Expense Reimbursements	(0.06)%(2)(3)	0.00%(4)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.30%(3)	0.20%(4)	0.20%(4)

(1)	Shareholders of Trust Class Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

(2)

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(4)

BlackRock has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fee and Miscellaneous/Other Expenses from exceeding 0.20% of average daily net assets until March 1, 2017. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended October 31, 2015) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
BofA Treasury Reserves (Target Fund) Trust Class Shares	$31	$110	$196	$450
T-Fund (Acquiring Fund) Institutional Shares	$20	$64	$113	$255
T-Fund (Pro Forma Combined Fund) Institutional Shares	$20	$64	$113	$255

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code. In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, will receive an opinion from Sidley Austin LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund, which is unlikely to result in recognition of a gain or loss for U.S. federal income tax purposes because of the Target Fund’s policy of maintaining a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so). For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Purchases—Acquiring Fund. Shareholders in the Acquiring Fund may generally purchase shares of the Acquiring Fund each day on which the New York Stock Exchange is open for business.

Purchase orders for Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares and Institutional Shares of the Acquiring Fund must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware by telephone ((800) 441-7450; in Delaware (302) 797-2350), through the Acquiring Fund’s internet-based order entry program, or by such other electronic means as the Acquiring Fund agrees to in its sole discretion. Payment for such shares of the Acquiring Fund may be made only in federal funds or other immediately available funds.

Administration Shares, Cash Management Shares, Cash Reserve Shares and Dollar Shares of the Acquiring Fund have a $5,000 initial investment minimum (however, financial intermediaries may set a higher minimum for their customers), and there is no subsequent minimum additional investment. Institutional Shares of the Acquiring Fund have a $3 million initial investment minimum and there is no subsequent minimum additional investment.

Generally, a purchase order for Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares and Institutional Shares of the Acquiring Fund will be executed on the business day that it is received only if the federal funds wire service is open that day, the purchase order is received by 5:30 p.m. (Eastern time) (orders placed after 4:15 p.m. (Eastern time) may only be transmitted by telephone) and payment is received by the close of the federal funds wire (normally 6:00 p.m. (Eastern time)). Such shares begin accruing dividends on the day the purchase order for the shares is effected. Such shares of the Acquiring Fund are sold without a sales charge.

Purchases—Target Fund. Shareholders in the Target Fund may purchase shares on any business day that the Target Fund is open on the BofA Funds’ website at www.bofacapital.com, by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, Massachusetts 02266-8723), or by telephone at (888) 331-0904 for individual investors or (800) 353-0828 for institutional investors.

Shareholders may purchase shares by electronic funds transfer, by check or by wire.

If a purchase order is received in “good form” by 5:00 p.m. (Eastern time) on a business day (unless the Target Fund closes early), a shareholder will receive the net asset value per share next determined after the order is received (and will receive that day’s dividends). For purchases by Fedwire, the Target Fund must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. (Eastern time)) on the business day the transfer agent receives the order (unless the Target Fund closes early). The Target Fund calculates the net asset value per share at 9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. (Eastern time) each business day (unless the Target Fund closes early).

The minimum investment amount for Adviser Class Shares is $100,000. There is no minimum additional investment amount for Adviser Class Shares. The minimum investment amount for Capital Class Shares is $1,000,000. A shareholder who had an existing account in Capital Class shares of the Target Fund as of October 12, 2012 continues to be eligible to invest in Capital Class shares of the Target Fund. In addition, such a shareholder who owns, in the aggregate, at least $1,000,000 in Capital Class shares across all of his or her accounts in all of the funds of the Target Trust is eligible to invest in Capital Class shares of other BofA funds without regard to its eligibility criteria. There is no minimum additional investment amount for Capital Class Shares. The minimum investment amount for Daily Class Shares is $2,500, depending on the type of account. There is no minimum additional investment amount for Daily Class Shares. The minimum investment amount for Institutional Class Shares is $750,000. There is no minimum additional investment amount for Institutional Class Shares. The minimum initial investment amount for Institutional Capital Shares is $100,000, except that (i) an Institutional Capital (formerly known as GTrust) shareholder who had an existing account in such share class of BofA Government Plus Reserves, BofA Government Reserves, BofA Money Market Reserves or BofA Tax-Exempt Reserves as of September 30, 2011 continues to be eligible for the legacy $2,500 minimum initial investment amount for the existing account holding such shares and for any new Institutional Capital Shares account opened by such shareholders in another fund and (ii) an Institutional Capital shareholder who previously had an existing account in former Class Z shares of a BofA fund that was converted into Institutional Capital Shares of such fund on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Institutional Capital Shares account opened by such shareholder in another fund of the Target Trust. There is no minimum additional investment amount for Institutional Capital Shares. The minimum initial investment amount for Investor Class Shares is $5,000, except that an Investor Class shareholder who previously had an existing account in Class A shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves that was converted into Investor Class Shares of BofA New York Tax-Exempt Reserves or BofA Tax-Exempt Reserves on October 1, 2011 continues to be eligible for the legacy minimum investment amount ranges (none to $2,500), depending on the type of account, for the existing account holding such shares and for any new Investor Class shares account opened by such shareholder in another fund of the Target Trust. There is no minimum additional investment amount for Investor Class Shares. The minimum initial investment amounts for Investor II Class Shares of the Target Fund range from no minimum to $2,500, depending on the type of account. There is no minimum additional investment amount for Investor II Class Shares. The minimum initial investment amount for Liquidity Class Shares is $500,000. There is no minimum additional investment amount for Liquidity Class Shares. The minimum initial investment amount for Trust Class Shares is $250,000. There is no minimum additional investment amount for Trust Class Shares.

The Acquiring Fund has agreed to waive its initial minimum investment amount for shareholders of the Target Fund that receive shares of the Acquiring Fund in the Reorganization.

Exchanges. Shareholders of the Target Fund may generally sell shares of the Target Fund to buy shares of another series offered by the Target Trust. The Acquiring Fund does not offer exchange privileges.

Redemptions—Acquiring Fund. Shareholders in the Acquiring Fund may generally redeem shares on each day on which the New York Stock Exchange is open for business.

Redemption orders for Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares and Institutional Shares must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware by telephone ((800) 441-7450; in Delaware (302) 797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Acquiring Fund agrees to in its sole discretion.

Redemption orders for Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares and Institutional Shares are accepted on business days if transmitted to the Acquiring Fund’s office by 5:30 p.m. (Eastern time) (orders placed after 4:15 p.m. (Eastern time) may only be transmitted by telephone). If redemption orders are received by the Acquiring Fund’s transfer agent on a business day by the established deadlines, payment for redeemed shares will normally be wired in federal funds on that same day, but dividends will not be accrued on the day of redemption. Shareholders placing orders through a service organization are responsible for making certain that their service organization communicates the order to the Acquiring Fund’s office no later than the stated deadline. The Acquiring Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Rule 2a-7 permits, but does not require “government money market funds” (as defined under Rule 2a-7), such as the Acquiring Fund, to impose “fees and gates.” The Board of Trustees of the Acquiring Trust (the “Acquiring Board”) has approved a policy of not imposing liquidity fees and gates on the Acquiring Fund.

Redemptions—Target Fund. Shareholders in the Target Fund may redeem shares on any business day that the Target Fund is open on the BofA Funds’ website at www.bofacapital.com., by mail (BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, MA 02266-8723), or by telephone at (888) 331-0904 for individual investors or (800) 353-0828 for institutional investors. Shareholders in the Target Fund may receive redemption proceeds by electronic funds transfer, by check or by wire.

If a redemption order is received in “good form” by 5:00 p.m. (Eastern time) on a business day (unless the Target Fund closes early), a shareholder will receive the net asset value per share next determined after the order is received. The Target Fund calculates the net asset value per share at 9:45 a.m., 11:00 a.m., 2:30 p.m., 4:00 p.m. and 5:00 p.m. (Eastern time) each business day (unless the Target Fund closes early).

Rule 2a-7 permits, but does not require “government money market funds” (as defined under Rule 2a-7), such as the Target Fund, to impose “fees and gates.” The Target Board has approved a policy of not imposing liquidity fees and gates on the Target Fund.

Valuation of Shares. Both the Acquiring Fund and the Target Fund use the amortized cost method in calculating each Fund’s net asset value pursuant to Rule 2a-7, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with adjustment for any discount or premium on a security at the time of purchase. Although both Funds use the amortized cost method in order to seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in either Fund.

As a “government money market fund” (as defined in Rule 2a-7) each Fund may continue to effect purchases and redemptions of its shares at $1.00 per share after certain amendments to Rule 2a-7 become mandatory on October 14, 2016.

COMPARISON OF THE FUNDS

This section provides a comparison of the Funds. It describes the principal investment risks of investing in the Funds, followed by a description of the fundamental investment restrictions of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. The section also provides a description of each Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, exchange, redemption and valuation of shares and market timing policies.

Principal Investment Risks

Because of their substantially similar investment objectives and similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of each Fund are set out in the table below.

Risk	Target Fund	Acquiring Fund
Credit Risk	Principal Risk	Principal Risk

Dividends/Distributions Risk	Principal Risk	Not listed as a principal risk, but is applicable to the Acquiring Fund

Income Risk	Not listed as a principal risk, but is applicable to the Target Fund	Principal Risk

Interest Rate Risk	Principal Risk	Principal Risk

Investment Strategy Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk	Principal Risk	See “Market Risk and Selection Risk”

Market Risk and Selection Risk	See “Investment Strategy Risk” and “Market Risk”	Principal Risk

Money Market Fund Risk	Principal Risk	See introductory paragraph of “Comparison of the Funds— Principal Investment Risks— Combined Fund” below

Risk	Target Fund	Acquiring Fund
Redemption Risk	Principal Risk	Not listed as a principal risk, but is applicable to the Acquiring Fund

Regulatory Risk	Principal Risk	Principal Risk

Repurchase Agreement Risk	Principal Risk	Principal Risk

U.S. Government Obligations Risk	Principal Risk	Principal Risk

Variable and Floating Rate Instrument Risk	Not included in Principal Risks, but disclosed as a risk in the Statement of Additional Information	Principal Risk

When-Issued and Delayed Settlement Transactions Risk	Not included in Principal Risks, but disclosed as a risk in the Statement of Additional Information	Principal Risk

Target Fund and Acquiring Fund

The principal risks of the Target Fund and the Acquiring Fund are similar, except that the Acquiring Fund includes (i) variable and floating rate instrument risk and (ii) when-issued and delayed settlement transactions risk as a principal risk, whereas the Target Fund discloses these risks in its Statement of Additional Information. Although dividends/distributions risk and redemption risk are listed as principal risks of the Target Fund, but not of the Acquiring Fund, and income risk is listed as a principal risk of the Acquiring Fund, but not of the Target Fund, these risk factors are applicable to both the Target Fund and the Acquiring Fund.

Combined Fund

Risk is inherent in all investing. The value of an investment in the Combined Fund, as well as the amount of return a shareholder receives on his/her/its investment, may fluctuate significantly from day to day and over time. An investment may not perform as well as other similar investments. A shareholder could lose money by investing in the Combined Fund. Although the Combined Fund seeks to preserve the value of an investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Combined Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Combined Fund’s sponsor has no legal obligation to provide financial support to the Combined Fund, and shareholders should not expect that the sponsor will provide financial support to the Combined Fund at any time.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectus for your applicable share class, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

Credit Risk—Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s investment in that issuer.

Income Risk—Income risk is the risk that the Combined Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Combined Fund.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Combined Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Combined Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between April and October 2016. When implemented, the changes may affect the Combined Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. The Combined Fund is still evaluating its strategy to implement the new regulations.

Repurchase Agreements Risk—If the other party to a repurchase agreement defaults on its obligation under the agreement, the Combined Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

U.S. Government Obligations Risk—Certain securities in which the Combined Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable and Floating Rate Instrument Risk—The absence of an active market for these securities could make it difficult for the Combined Fund to dispose of them if the issuer defaults.

When-Issued and Delayed Settlement Transactions Risk—When-issued and delayed delivery securities involve the risk that the security the Combined Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Combined Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Fundamental Investment Restrictions

Target Fund and Acquiring Fund

The Funds have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. Generally, each Fund has a fundamental investment restriction (with certain exceptions) limiting its ability to: (i) issue senior securities; (ii) borrow money; (iii) act as an underwriter of securities; (iv) make loans; (v) purchase or sell real estate; (vi) purchase or sell commodities or commodities contracts; and (vii) invest more than 25% of its total assets in a particular industry.

Although the Funds’ fundamental investment restrictions are substantially similar, there are some differences. A discussion of the relevant differences follows.

Though each Fund has a fundamental investment restriction limiting its ability to act as an underwriter of securities, each Fund’s exceptions differ. The Target Fund may act as an underwriter of securities to the extent that it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. The Acquiring Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Acquiring Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

Each Fund has a fundamental investment restriction limiting it from making loans, though each Fund’s exceptions differ. The Target Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and pursuant to any exemptive relief it obtains. The Acquiring Fund may not make loans, but does not treat the purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements as the making of loans for purposes of its fundamental investment restriction.

Each Fund has a fundamental investment restriction limiting it from purchasing or selling commodities, though each Fund’s exceptions differ. The Target Fund may not purchase or sell commodities, except that the Target Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. The Target Fund’s limitation on purchasing and selling commodities also does not apply to foreign currency transactions, including, without limitation, forward currency contracts. The Acquiring Fund may not purchase or sell commodities or commodity contracts, without listed exceptions.

Each Fund has a fundamental investment restriction limiting its ability to purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. The Target Fund’s fundamental investment restriction provides that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions. The Acquiring Fund’s fundamental investment restriction provides that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and repurchase agreements secured by such obligations. The Target Fund also provides that, notwithstanding this limitation or any other fundamental investment limitation, its assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Target Fund. The Acquiring Fund has a similar, but narrower, allowance permitting the Acquiring Fund to invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Acquiring Fund.

The Target Fund, under its fundamental investment restrictions, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to such limitations; and (ii) the Target Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Target Fund. The Acquiring Fund does not have a similar fundamental investment restriction.

After the Reorganization, BlackRock will manage the Combined Fund as investment manager, pursuant to the investment restrictions of the Acquiring Fund.

Performance Information

The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. As with all such investments, past performance is not an indication of future results. The tables include all applicable fees and sales charges. If BlackRock and its affiliates and BofA and its affiliates had not waived or reimbursed certain expenses of the Acquiring Fund and the Target Fund, respectively, during these periods, each respective Fund’s returns would have been lower. Each Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the 1940 Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on 1940 Act rules then in effect and is not an indication of future returns. The returns shown for Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional Class Shares, Investor Class Shares, Investor II Class Shares, Liquidity Class Shares and Trust Class Shares of the Target Fund for periods prior to January 1, 2010 are the returns of Adviser Class Shares, Capital Class Shares, Daily Class Shares, Institutional Class Shares, Investor Class Shares, Class A Shares, Liquidity Class Shares and Trust Class Shares, respectively, of Columbia Treasury Reserves, the predecessor to the Target Fund and a series of Columbia Funds Series Trust. Because the Cash Reserve Shares of the Acquiring Fund have not yet commenced operations, the performance shown for each of the past ten calendar years is that of the Fund’s Dollar Shares. Dollar Shares and Cash Reserve Shares of the Acquiring Fund should have returns and seven-day yields that are substantially the same because they represent interests in the same portfolio securities and their performance should differ only to the extent that they bear different expenses. For more information concerning the performance of each Fund, please refer to the each Fund’s Prospectuses, Annual Report and Semi-Annual Report. As shareholders of a Fund, you have already received a copy of your share class’ Prospectus, Annual Report and Semi-Annual Report (if applicable). You may request copies of the Acquiring Fund’s Prospectuses, Annual Report and Semi-Annual Report (if applicable) at no charge by calling (800) 441-7450 or writing the Acquiring Fund. You may request copies of the Target Fund’s Prospectuses, Annual Report and Semi-Annual Report (if applicable) at no charge by calling (888) 331-0904 for individual investors or (800) 353-0828 for institutional investors or writing the Target Fund.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Adviser Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.23% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Adviser Class	0.01%	0.01%	1.04%

For the Target Fund’s current 7-day yield, call BofA Funds family of mutual funds (the “BofA Funds”) at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Capital Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.29% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2010).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Capital Class	0.01%	0.01%	1.12%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Daily Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.14% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Daily Class	0.01%	0.01%	0.95%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Institutional Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.28% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2011).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Institutional Class	0.01%	0.01%	1.11%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Institutional Capital Shares

(Target Fund)

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 0.00% (quarter ended December 31, 2015) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2012).

As of 12/31/15 Average Annual Total Returns	1 Year	Since Inception (October 3, 2011)
BofA Treasury Reserves—Institutional Capital	0.01%	0.01%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Investor Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.20% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Investor Class	0.01%	0.01%	1.01%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Investor II Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.18% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Investor II Class	0.01%	0.01%	0.99%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Liquidity Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.25% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Liquidity Class	0.01%	0.01%	1.07%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

BofA Treasury Reserves

Trust Class Shares

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.27% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
BofA Treasury Reserves—Trust Class	0.01%	0.01%	1.09%

For the Target Fund’s current 7-day yield, call BofA Funds at (888) 331-0904 (individual investors) or (800) 353-0828 (institutional investors) or contact your financial advisor.

ANNUAL TOTAL RETURNS

T-Fund

Administration Shares

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.26% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2015).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
T-Fund—Administration Shares	0.01%	0.01%	1.10%

Current Yield: You may obtain the Acquiring Fund’s current 7-day yield by calling (800) 441-7450 or by visiting the Acquiring Fund’s website at www.blackrock.com/cash.

ANNUAL TOTAL RETURNS

T-Fund

Cash Management Shares

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.16% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2015).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
T-Fund—Cash Management Shares	0.01%	0.01%	0.98%

Current Yield: You may obtain the Acquiring Fund’s current 7-day yield by calling (800) 441-7450 or by visiting the Acquiring Fund’s website at www.blackrock.com/cash.

ANNUAL TOTAL RETURNS

T-Fund

Dollar Shares

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.23% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended December 31, 2015).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
T-Fund—Dollar Shares	0.01%	0.01%	1.05%

Current Yield: You may obtain the Acquiring Fund’s current 7-day yield by calling (800) 441-7450 or by visiting the Acquiring Fund’s website at www.blackrock.com/cash.

ANNUAL TOTAL RETURNS

T-Fund

Institutional Shares

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.29% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2015).

As of 12/31/15 Average Annual Total Returns	1 Year	5 Years	10 Years
T-Fund—Institutional Shares	0.02%	0.01%	1.13%

Current Yield: You may obtain the Acquiring Fund’s current 7-day yield by calling (800) 441-7450 or by visiting the Acquiring Fund’s website at www.blackrock.com/cash.

Additional Information

Combined Fund. The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

BofA, located at 100 Federal Street, Boston, Massachusetts 02110, serves as investment adviser to the Target Fund. BofA is a registered investment adviser and an indirect, wholly-owned subsidiary of BACM, which is an asset management division of the Bank. In addition to serving as investment adviser to mutual funds, BofA acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. Subject to oversight by the Target Board, BofA manages the day-to-day operations of the Target Fund, determining what securities and other investments the Target Fund should buy or sell and executing the Target Fund’s portfolio transactions. BofA may also use the research and other expertise of its affiliates and third parties in managing the Target Fund’s investments.

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages the Acquiring Fund’s investments and its business operations subject to the oversight of the Acquiring Board. While BlackRock is ultimately responsible for the management of the Acquiring Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. and its affiliates had approximately $4.506 trillion in investment company and other portfolio assets under management as of September 30, 2015.

Investment Advisory and Management Agreements

The Target Trust, on behalf of the Target Fund, has entered into an investment advisory agreement with BofA (formerly known as Columbia Management Advisors, LLC) (the “Target Fund Management Agreement”). Pursuant to the Target Fund Management Agreement, the Target Fund pays BofA a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Target Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The Target Fund pays an investment advisory fee of 0.15% of the Target Fund’s average daily net assets based on Assets (as defined below) of up to $175 billion; 0.13% of the Target Fund’s average daily net assets based on Assets of between $175 and $225 billion; and 0.08% of the Target Fund’s average daily net assets based on Assets of greater than $225 billion. “Assets” are the sum of the net assets of the BofA Funds.

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock (the “Acquiring Fund Management Agreement,” and together with the Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”) under which BlackRock provides certain investment advisory, administrative and accounting services to the Acquiring Fund. The Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Acquiring Fund’s average daily net assets and is equal to Calculation A plus Calculation B as follows:

T-Fund
Calculation A	Calculation B
.175% of the first $1 billion*	.175% of the first $1 billion**
.150% of the next $1 billion*	.150% of the next $1 billion**
.125% of the next $1 billion*	.125% of the next $1 billion**
.100% of the next $1 billion*	.100% of amounts in excess of $3 billion.**
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
.080% of amounts in excess of $7 billion.*

*	Based on the combined average net assets of the Acquiring Fund and three other portfolios of the Acquiring Trust (FedFund, Federal Trust Fund and Treasury Trust Fund).

**	Based on the average net assets of the Acquiring Fund.

BofA has contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2016.

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) do not exceed 0.20% of the Target Fund’s average daily net assets through December 31, 2016. BofA and BofA Distributors are entitled to recover from the Target Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred.

BlackRock has agreed to cap the Acquiring Fund’s combined management fees plus miscellaneous/other expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any), of each share class of the Acquiring Fund at the level shown below. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for each share class of the Acquiring Fund until March 1, 2017 if these expenses exceed a certain limit as indicated in the table below.

Fund	Contractual Caps on Combined Management Fees and Miscellaneous/Other Expenses(1) (excluding certain Fund expenses)
BofA Treasury Reserves (Target Fund)(2)	0.20%
T-Fund (Acquiring Fund)(3)	0.20%
Combined Fund(3)(4)	0.20%

(1)	As a percentage of average daily net assets.

(2)

The contractual caps for the Target Fund are in effect until December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

(3)

The contractual caps for the Acquiring Fund are in effect until March 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(4)	Assumes the Reorganization had taken place on October 31, 2015.

BofA Distributors has voluntarily agreed to reimburse certain class-specific Target Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of the Target Fund. In addition, BofA has voluntarily agreed to reimburse certain Target Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event BofA Distributors’ reimbursement of class-specific Target Fund expenses is fully utilized. All of the reimbursements described in this paragraph are voluntary and may be modified or discontinued by BofA Distributors or BofA at any time.

BlackRock and BRIL, the Acquiring Fund’s distributor, have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Acquiring Fund to maintain minimum levels of daily net investment income. BlackRock and BRIL may discontinue this waiver and/or reimbursement at any time without notice.

The Acquiring Fund Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee schedule of the Combined Fund under the Acquiring Fund Management Agreement will be identical to the current management fee schedule applicable to the Acquiring Fund.

A discussion of the basis for the Target Board’s most recent approval of the Target Fund Management Agreement is available in the Target Fund’s semi-annual shareholder report for the fiscal period ended February 28, 2015.

A discussion of the basis for the Acquiring Board’s most recent approval of the Acquiring Fund Management Agreement is available in the Acquiring Fund’s annual report to shareholders for the fiscal year ended October 31, 2015.

BlackRock will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement. The principal terms of each of the Management Agreements are described below.

Terms of the Management Agreements.

The Target Fund Management Agreement generally provides that, subject to the oversight of the Target Board, BofA will perform, or arrange for the performance of, the management services necessary for the investment operations of the Target Fund, including but not limited to: (a) managing the investment and reinvestment of all assets acquired by the Target Fund, including determining what securities and other investments are to be purchased or sold for the Target Fund and executing transactions accordingly; (b) transmitting trades to the Target Fund’s custodian for settlement in accordance with the Target Fund’s procedures and as may be directed by the Target Trust; (c) assisting in the preparation of all shareholder communications, including shareholder reports, and participating in shareholder relations; (d) making recommendations as to the manner in which voting rights, rights to consent to Target Fund action and any other rights pertaining to the Target Fund’s portfolio securities shall be exercised; (e) making recommendations to the Target Board with respect to Target Fund investment policies and procedures, and carrying out such investment policies and procedures as are adopted by the Target Board; (f) supplying reports, evaluations, analyses, statistical data and information to the Target Board or to the Target Fund’s officers and other service providers as the Target Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Target Trust as an open-end investment company or as necessary to comply with the Target Fund Management Agreement; (g) maintaining all required books and records with respect to the investment decisions and securities transactions for the Target Fund; and (h) furnishing any and all other services, subject to review by the Target Board, that BofA from time to time determines to be necessary or useful to perform its obligations under the Target Fund Management Agreement or as the Target Board may reasonably request from time to time. BofA or its affiliated persons may receive compensation or reimbursement of recordkeeping, bookkeeping, accounting, administrative and transactional fees or charges incurred in connection with any credit facilities established by or on behalf of the Target Fund.

Under the Target Fund Management Agreement, BofA has agreed to: (a) comply with all applicable law, including but not limited to the 1940 Act and the Investment Advisers Act of 1940, the rules and regulations of the SEC thereunder, and the conditions of any order affecting the Target Trust or the Target Fund issued thereunder; (b) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities; (c) not make loans to any person for the purpose of purchasing or carrying Target Fund shares; (d) place, or arrange for the placement of, all orders pursuant to its investment determinations for the Target Fund either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer); (e) adhere to the investment objective, strategies and policies and procedures of the Target Trust adopted on behalf of the Target Fund; and (f) maintain a policy and practice of conducting its investment advisory services pursuant to the Target Fund Management Agreement independently of the commercial banking operations of its affiliates. In executing portfolio transactions and selecting brokers or dealers, BofA will use its best efforts to seek on behalf of the Target Fund the best overall terms available. In assessing the best overall terms available for any transaction, BofA will consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, BofA may also consider whether such broker or dealer furnishes research and other information or services to BofA. In making investment recommendations for the Target Fund, BofA’s investment advisory personnel will not inquire or take into consideration whether the issuers (or related supporting institutions) of securities proposed for purchase or sale for the Target Fund’s account are customers of the commercial departments of its affiliates. In dealing with commercial customers, such commercial departments will not inquire or take into consideration whether securities of those customers are held by the Target Fund. Each of BofA and the Target Trust agrees that it will treat confidentially all information provided by the other party regarding such other party’s business and operations, including without limitation the investment activities or holdings of the Target Fund. All confidential information provided by BofA and the Target Trust shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over BofA or the Target Trust, by any auditor of BofA or the Target Trust, by judicial or administrative process or otherwise by applicable law or regulation.

The Acquiring Fund Management Agreement generally provides that, subject to the oversight of the Acquiring Board, BlackRock will provide a continuous investment program for the Acquiring Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Acquiring Fund. BlackRock will determine from time to time what securities and other investments will be purchased, retained or sold by the Acquiring Trust for the Acquiring Fund. BlackRock will provide the services rendered by it pursuant to the Acquiring Fund Management Agreement in accordance with the investment objective and policies of the Acquiring Fund as stated in the Acquiring Fund Prospectuses. Under the Acquiring Fund Management Agreement, BlackRock agrees that it will conform with all applicable rules and regulations of the SEC, and will in addition conduct its activities under the Acquiring Fund Management Agreement in accordance with all other applicable laws, and will maintain all books and records with respect to the securities transactions of the Acquiring Fund, keep its books of account and will render to the Acquiring Board such periodic and special reports as the Acquiring Board may request. BlackRock will keep confidential any information relating to the Acquiring Trust’s business and will not use such confidential information for any purpose other than in connection with its performance under the Acquiring Fund Management Agreement and the Acquiring Trust will keep confidential any information relating to BlackRock’s business and will not use such confidential information for any purpose other than in connection with its performance under the Acquiring Fund Management Agreement.

Pursuant to the Acquiring Fund Management Agreement, subject to the supervision and control of the Acquiring Board, BlackRock will assist in supervising all aspects of the Acquiring Fund’s operations, other than (i) those services to be performed by the custodian pursuant to the Acquiring Trust’s custodian agreement, as amended from time to time, (ii) those services to be performed by the distributor pursuant to the Acquiring Trust’s distribution agreement, as amended from time to time, (iii) those services to be performed by the transfer agent pursuant to the Acquiring Trust’s transfer agency agreement, as amended from time to time, and (iv) those services provided under the Acquiring Trust’s shareholder service and distribution plans relating to the respective classes of shares of the Acquiring Trust’s investment portfolios and any amended or successor plans.

The Target Fund Management Agreement provides that certain duties of BofA under the Target Fund Management Agreement may be delegated to one or more investment sub-advisers pursuant to separate investment sub-advisory agreements. BofA may, in its discretion, provide services pursuant to the Target Fund Management Agreement through its own employees or through one or more affiliated companies that are qualified to act as investment advisers under applicable law and are under common control of Bank of America Corporation.

The Acquiring Fund Management Agreement authorizes BlackRock to engage sub-contractors to provide any or all of the services provided for under the Acquiring Fund Management Agreement. As discussed under “Administrator Agreements” below, BlackRock has engaged BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), pursuant to a separate sub-administration agreement (the “Acquiring Fund Sub-Administration Agreement”), to provide sub-administrative services to the Acquiring Fund.

Under the Target Fund Management Agreement, BofA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Trust in connection with the performance of its duties under the Target Fund Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or negligence on the part of BofA or any of its officers, directors, employees or agents, in the performance of their duties under the Target Fund Management Agreement, or from reckless disregard by it of obligations and duties under the Target Fund Management Agreement. The Target Fund Management Agreement may be terminated without payment of any penalty at any time by: (a) the Target Trust with respect to the Target Fund, by vote of the Target Board or by vote of a majority of the Target Fund’s outstanding voting securities, upon 60 days’ written notice to BofA; or (b) BofA with respect to the Target Fund, upon 60 days’ written notice to the Target Trust. Any party entitled to notice may waive the notice provided for under the Target Fund Management Agreement. The Target Fund Management Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event the Target Fund Management Agreement shall remain in full force and effect subject to the terms of such order.

Under the Acquiring Fund Management Agreement, BlackRock shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Acquiring Trust in connection with the matters to which Acquiring Fund Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard by it of its obligations and duties under Acquiring Fund Management Agreement. The provisions described in the previous sentence will survive termination of the Acquiring Fund Management Agreement. The Acquiring Fund Management Agreement may be terminated with respect to the Acquiring Fund by the Acquiring Trust at any time, without the payment of any penalty, by the Acquiring Board or by vote of a majority of the outstanding voting securities of the Acquiring Fund, on 60 days’ written notice to BlackRock, or by BlackRock at any time, without payment of any penalty, on 90 days’ written notice to the Acquiring Trust. The Acquiring Fund Management Agreement will immediately terminate in the event of its assignment.

Neither the Target Fund Management Agreement nor the Acquiring Fund Management Agreement contains an indemnification provision.

Administration Agreements

The Target Trust, on behalf of the Target Fund, has entered into an administration agreement (the “Target Fund Administration Agreement”) with BofA, as administrator. Pursuant to the terms of the Target Fund Administration Agreement, BofA is responsible for overseeing the administrative operations of the Target Fund, including the general supervision of the Target Fund’s operations, coordination of the Target Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Target Fund pays BofA a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as a percentage of the average daily net assets for the Target Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The Target Fund pays an administration fee of 0.10% of the Target Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; 0.05% of the Target Fund’s average daily net assets based on Assets of between $125 and $175 billion; and 0.02% of the Target Fund’s average daily net assets based on Assets of greater than $175 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of the BofA Funds.

BlackRock provides both investment advisory and administration services to the Acquiring Trust under the Acquiring Fund Management Agreement, as is described above in the section entitled “Investment Advisory and Management Agreements.” As described previously, the Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Acquiring Fund’s average daily net assets.

BofA has retained State Street Bank and Trust Company (“State Street”), pursuant to a separate sub-administration agreement (the “Acquiring Fund Sub-Administration Agreement”), to act as the Target Fund’s sub-administrator. State Street assists BofA in carrying out its duties as administrator to the Target Fund.

The Target Fund Sub-Administration Agreement provides that BofA will indemnify and hold State Street harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by State Street resulting from any claim, demand, action or suit in connection with any action or omission by State Street in the performance of its duties pursuant to the Target Fund Sub-Administration Agreement, or as a result of State Street’s acting upon any instructions reasonably believed by it to have been duly authorized by BofA, or any claim, demand, action or suit in connection with any act or omission of BofA, the Target Fund or any third party whose services State Street must rely upon in performing services pursuant to the Target Fund Sub-Administration Agreement, provided that such indemnification will not apply to any loss, cost, damage or expense in connection with actions or omissions of State Street, its officers, employees or sub-contractors in cases of its or their own negligence or willful misconduct, and will not apply to any loss, cost, damage or expense incurred by State Street as otherwise specified in the Target Fund Sub-Administration Agreement.

As discussed above in the section entitled “Investment Advisory and Management Agreements—Terms of the Management Agreements,” BlackRock has engaged BNY Mellon, pursuant to the Acquiring Fund Sub-Administration Agreement, to provide sub-administrative services to the Acquiring Fund.

The Acquiring Fund Sub-Administration Agreement provides that BlackRock will indemnify, defend and hold harmless BNY Mellon (including its officers, directors and employees) from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, reasonable attorneys’ fees and disbursements and liabilities arising under any securities laws or blue sky laws) arising directly or indirectly from any action or omission to act taken or omitted by or on behalf of the BNY Mellon (i) in connection with the provision of services under the Acquiring Fund Sub-Administration Agreement; (ii) at the request or on the direction of or in reasonable reliance on the advice of BlackRock or the Acquiring Trust; or (iii) upon certain oral or written instructions from BlackRock reasonably believed to be genuine; provided, that in each case in which indemnification is sought, BNY Mellon has not acted contrary to the standard of care set forth in the Acquiring Fund Sub-Administration Agreement and provided further, that BNY Mellon shall not be indemnified against any liability (or any expenses incident to such liability) arising out of its own willful misfeasance, bad faith, negligence or breach of the Acquiring Fund Sub-Administration Agreement on its part in the performance of its duties under the Acquiring Fund Sub-Administration Agreement.

Combined Fund. The Acquiring Fund Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Acquiring Fund Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

Other Service Providers

	BofA Treasury Reserves (Target Fund)	T-Fund (Acquiring Fund)
Distributor	BofA Distributors, Inc. 100 Federal Street Boston, Massachusetts 02110	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	The Bank of New York Mellon One Wall Street New York, New York 10286

Transfer Agent	Boston Financial Data Services, Inc. P.O. Box 8723 Boston, Massachusetts 02266-8723	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

	BofA Treasury Reserves (Target Fund)	T-Fund (Acquiring Fund)
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Blvd Boston, Massachusetts 02210	Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103

Fund Counsel	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributors; Distribution Fees, Shareholder Servicing Fees and Shareholder Administration Fees

BofA Distributors, Inc. (previously defined as (“BofA Distributors”), 100 Federal Street, Boston, Massachusetts 02110, serves as the principal underwriter and distributor for the continuous offering of shares of the Target Fund. BofA Distributors is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America.

BlackRock Investments, LLC (previously defined as “BRIL”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock, acts as the Acquiring Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The share classes of the Target Fund are subject to annual distribution fees, shareholder servicing fees and/or shareholder administration fees at the following rates, expressed as a percentage of the Target Fund’s average daily net assets attributable to the share class:

Share Class	Annual Distribution Fee Rate	Annual Shareholder Servicing Fee Rate	Annual Shareholder Administration Fee Rate
Adviser Class[1]	None	0.25%	None
Capital Class[2]	None	None	None
Daily Class[3]	0.35%	0.25%	None
Institutional Class[2]	None	None	0.04%
Institutional Capital[2]	None	None	None
Investor Class[1]	0.10%	0.25%	None
Investor II Class[4]	0.10%	0.25%	0.10%
Liquidity Class[5,6]	0.25%	0.25%	None
Trust Class[2]	None	None	0.10%

[1]	Shareholders of Adviser Class and Investor Class Shares of the Target Fund will receive Dollar Shares of the Acquiring Fund in connection with the Reorganization.

[2]

Shareholders of Capital Class, Institutional Class, Institutional Capital and Trust Class Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

[3]	Shareholders of Daily Class Shares of the Target Fund will receive Cash Management Shares of the Acquiring Fund in connection with the Reorganization.

[4]	Shareholders of Investor II Class Shares of the Target Fund will receive Cash Reserve Shares of the Acquiring Fund in connection with the Reorganization.

[5]	Shareholders of Liquidity Class Shares of the Target Fund will receive Administration Shares of the Acquiring Fund in connection with the Reorganization.

[6]

The Target Fund’s Liquidity Class shares may pay a distribution fee of up to 0.25% pursuant to the Target Fund’s distribution plan and may also pay a shareholder servicing fee of up to 0.25% of the average daily net assets of the Target Fund’s Liquidity Class shares pursuant to the Shareholder Services plan for Liquidity Class Shares. The combined total of such payments on an annual basis, however, may not exceed 0.25% of the average daily net assets of the Target Fund’s Liquidity Class Shares. In addition, BofA Distributors has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees (0.25%) to an annual rate of 0.15% of average net assets through December 31, 2016. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Target Fund (acting through the Target Board) and BofA.

The share classes of the Acquiring Fund are subject to annual distribution fees and/or servicing fees at the following rates, expressed as a percentage of the Acquiring Fund’s average daily net assets attributable to the share class:

Share Class	Annual Distribution Fee Rate	Annual Shareholder Servicing Fee Rate
Administration[1]	None	0.10%
Cash Management[2]	None	0.50%
Cash Reserve[3]	None	0.40%
Dollar[4]	None	0.25%
Institutional[5]	None	None

[1]	Shareholders of Liquidity Class Shares of the Target Fund will receive Administration Shares of the Acquiring Fund in connection with the Reorganization.

[2]	Shareholders of Daily Class Shares of the Target Fund will receive Cash Management Shares of the Acquiring Fund in connection with the Reorganization.

[3]	Shareholders of Investor II Class Shares of the Target Fund will receive Cash Reserve Shares of the Acquiring Fund in connection with the Reorganization.

[4]	Shareholders of Adviser Class and Investor Class Shares of the Target Fund will receive Dollar Shares of the Acquiring Fund in connection with the Reorganization.

[5]

Shareholders of Capital Class, Institutional Class, Institutional Capital and Trust Class Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

Combined Fund. Following the closing of the Reorganization, the distribution and service fees of the Combined Fund will be the same as the distribution and service fees of the Acquiring Fund. Accordingly, the distribution and service fees of each Target Fund share class will be the same as the distribution and service fees of its corresponding share class of the Combined Fund, with the following exceptions:

If you are a shareholder of the following class of the Target Fund	The following differences in Combined Fund distribution and service fees will apply
Daily Class[1]	Subject to a lower distribution fee, a higher shareholder servicing fee, but lower fees (distribution and shareholder servicing) in the aggregate

Institutional Class[2]	Subject to a lower shareholder administration fee and lower fees (distribution, shareholder servicing and shareholder administration) in the aggregate

Investor Class[3]	Subject to a lower distribution fee and lower fees (distribution and shareholder servicing) in the aggregate

Investor II Class[4]	Subject to a lower distribution fee and shareholder administration fee, a higher shareholder servicing fee but lower fees (distribution, shareholder servicing and shareholder administration) in the aggregate

Liquidity Class[5]	Subject to a lower combined distribution fee and shareholder servicing fee and lower fees (distribution and shareholder servicing) in the aggregate

Trust Class[6]	Subject to a lower shareholder administration fee and lower fees (distribution, shareholder servicing and shareholder administration) in the aggregate

[1]	Shareholders of Daily Class Shares of the Target Fund will receive Cash Management Shares of the Acquiring Fund in connection with the Reorganization.

[2]	Shareholders of Institutional Class Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

[3]	Shareholders of Investor Class Shares of the Target Fund will receive Dollar Shares of the Acquiring Fund in connection with the Reorganization.

[4]	Shareholders of Investor II Class Shares of the Target Fund will receive Cash Reserve Shares of the Acquiring Fund in connection with the Reorganization.

[5]	Shareholders of Liquidity Class Shares of the Target Fund will receive Administration Shares of the Acquiring Fund in connection with the Reorganization.

[6]	Shareholders of Trust Class Shares of the Target Fund will receive Institutional Shares of the Acquiring Fund in connection with the Reorganization.

Dividends and Distributions

Normally, the Target Fund will declare daily and pay monthly distributions of net investment income. The Target Fund may, however, pay distributions of net investment income more frequently. The Target Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. The Target Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared.

The Acquiring Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Acquiring Fund shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Unless they are reinvested, dividends are paid monthly generally by wire transfer within five business days after the end of the month or within five business days after a redemption of all of a shareholder’s shares of a particular class.

Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectus for their applicable share class (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of each applicable share class of the Acquiring Fund, which policies and procedures will be the same for its corresponding share class of the Combined Fund, respectively, following the closing of the Reorganization except as noted below.

Purchasing Shares. Purchase orders for shares of each applicable share class of the Acquiring Fund are accepted on each day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”) and must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware by telephone ((800) 441-7450; in Delaware: (302) 797-2350), through the Acquiring Fund’s internet-based order entry program, or by such other electronic means as the Acquiring Fund agrees to in its sole discretion.

With respect to Dollar Shares and Institutional Shares of the Acquiring Fund, certain accounts may be eligible for an automatic investment or redemption privilege, commonly called a “sweep,” under which amounts necessary to decrease or increase the account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from a the Acquiring Fund as of the end of the day. Each investor desiring to use this privilege should consult its bank for details.

The deadline for receipt of purchase orders for shares of each applicable share class of the Acquiring Fund is 5:30 p.m. (Eastern time), however, purchase orders placed after 4:15 p.m. (Eastern time) may only be transmitted by telephone. Generally, a purchase order will be executed by BNY Mellon on the Business Day that it is received only if the federal funds wire service is open on that day, the purchase order is received by the deadline and payment is received by the close of the federal funds wire (normally 6:00 p.m. (Eastern time)). The

Acquiring Fund will notify a sending institution if its purchase order or payment was not received by the deadline. The Acquiring Fund may at its discretion reject any purchase order for shares of each applicable share class of the Acquiring Fund.

Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Acquiring Fund may advance the time on that day by which a purchase order must be placed so that it will be effected and begin to earn dividends that day. Contact the Acquiring Fund’s office at (800) 441-7450 for specific information.

Payment for Administration Shares, Cash Management Shares, Cash Reserve Shares and Dollar Shares of the Acquiring Fund may be made only in federal funds or other immediately available funds. The minimum initial investment by an institution for Administration Shares, Cash Management Shares, Cash Reserve Shares and Dollar Shares of the Acquiring Fund is $5,000 (however, financial intermediaries may set a higher minimum for their customers). There is no minimum subsequent investment. The Acquiring Fund reserves the right to vary or waive the minimum and subsequent investment requirements.

Payment for Institutional Shares of the Acquiring Fund may be made only in federal funds or other immediately available funds. The minimum initial investment by an institution for Institutional Shares is $3 million. There is no minimum subsequent investment. The Acquiring Fund, at its discretion, may reduce the minimum initial investment for Institutional Shares for specific institutions whose aggregate relationship with the Funds of the Acquiring Trust is substantially equivalent to this $3 million minimum and warrants this reduction.

Shares of each applicable share class of the Acquiring Fund are sold without a sales charge. Institutional investors purchasing or holding such shares of the Acquiring Fund for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with an institution before purchasing such shares of the Acquiring Fund. An institution purchasing such shares of the Acquiring Fund on behalf of its customers is responsible for transmitting orders to the Acquiring Fund in accordance with its customer agreements.

Shares of the Acquiring Fund are only registered for sale in the United States and certain of its territories. Consequently, the Acquiring Fund generally does not accept investments from non-U.S. residents.

Exchanging Shares. The Acquiring Fund does not offer an exchange privilege.

Redeeming Shares. Redemption orders for shares of each applicable share class of the Acquiring Fund must be transmitted to the Acquiring Fund’s office in Wilmington, Delaware in the manner described under “Purchase of Shares” in the Acquiring Fund Prospectus.

Redemption orders received by 5:30 p.m. (Eastern time) are accepted on Business Days, but if the Federal Reserve Bank of Philadelphia is not open on that Business Day, the redemption order will be accepted and processed the next succeeding Business Day when the Federal Reserve Bank of Philadelphia is open. If redemption orders are received by BNY Mellon on a Business Day by the established deadline, payment for redeemed shares of each applicable share class of the Acquiring Fund will normally be wired in federal funds on that same day. If you purchased shares through a bank, savings and loan association or other financial institution, including affiliates of The PNC Financial Services Group, Inc. (a “Service Organization”), the Service Organization may have its own earlier deadlines for the receipt of the redemption order. Where a redemption order is processed through certain electronic platforms where same-day cash settlement is impracticable, payment for redeemed shares will generally be delayed by one Business Day. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed one additional Business Day. The Acquiring Fund may suspend the right of redemption or postpone the date of payment under the conditions described under “Additional Purchase and Redemption Information” in the Acquiring Fund Prospectuses. Redemption orders for shares of each applicable share class of the Acquiring Fund placed after 4:15 p.m. (Eastern time) may only be transmitted by telephone. Shareholders placing orders through a Service Organization are responsible for making certain that their Service Organization communicates the order to the Acquiring Fund’s office no later than the stated deadline. The Acquiring Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, the Acquiring Fund may advance the time on that day by which a redemption order must be placed so that it will be effected that day. Contact the Acquiring Fund’s office at (800) 441-7450 for specific information.

The Acquiring Fund shall have the right to redeem shares in any Administration Share, Cash Management Share, Cash Reserve Share and Dollar Share account if the value of the account is less than $5,000 (other than due to market fluctuations), after 60 days’ prior written notice to the shareholder. If during the 60- day period the shareholder increases the value of its Administration Share, Cash Management Share, Cash Reserve Share or Dollar Share account to $5,000 or more, no such redemption shall take place. If a shareholder’s Administration Share, Cash Management Share, Cash Reserve Share and Dollar Share account falls below an average of $5,000 in any particular calendar month, the account may be charged a service fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered.

The Acquiring Fund shall have the right to redeem shares in any Institutional Share account if the value of the account is less than $100,000, after 60 days’ prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Institutional Share account to $100,000 or more, no such redemption shall take place. If a shareholder’s Institutional Share account falls below an average of $100,000 in any particular calendar month, the account may be charged a service fee with respect to that month. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered.

In addition, the Acquiring Fund may redeem shares of each applicable share class of the Acquiring Fund involuntarily under certain special circumstances described in the Acquiring Fund SAI under “Additional Purchase and Redemption Information.” An institution redeeming shares of the Acquiring Fund on behalf of its customers is responsible for transmitting orders to the Acquiring Fund in accordance with its customer agreements.

Rule 2a-7 permits, but does not require “government money market funds” (as defined under the Rule), such as the Target Fund or Combined Fund, to impose liquidity fees or to temporarily suspend redemptions (“gate”) under certain circumstances. Each of the Acquiring Board and Target Board has approved a policy of not imposing fees and gates on the Combined Fund and Target Fund, respectively.

Checkwriting. Shareholders of the Target Fund will no longer be able to use checkwriting to redeem shares after the Reorganization because the Acquiring Fund does not offer such checkwriting privileges to its shareholders.

Comparison of Valuation Policies. Both the Acquiring Fund and the Target Fund use the amortized cost method in calculating each Fund’s net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with adjustment for any discount or premium on a security at the time of purchase. Although both Funds use the amortized cost method in order to seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in either Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund.

As a “government money market fund” (as defined in Rule 2a-7) each of the Target Fund and Combined Fund may continue to effect purchases and redemptions of its shares at $1.00 per share.

Payments to Broker/Dealers and Other Financial Intermediaries

Acquiring Fund. If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary, the Acquiring Fund and BRIL, or its affiliates, may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Acquiring Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Target Fund. If you purchase shares of the Target Fund through a broker-dealer or other financial intermediary (such as a bank), the Target Fund and its related companies, including BofA and BofA Distributors, may pay the intermediary for the sale of Target Fund shares and related services (although payments for less than $25.00 will not be made). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Target Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s and Target Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund’s and Target Fund’s Statements of Additional Information, respectively.

Market Timing Trading Policies and Procedures

Acquiring Fund. The Acquiring Board has not adopted a market timing policy because the Acquiring Fund seeks to maintain a stable NAV of $1.00 per share and generally the Acquiring Fund’s shares are used by investors for short-term investment or cash management purposes. See the Acquiring Fund’s Prospectuses—“Account Information—Additional Purchase and Redemption Information.”

Target Fund. The Target Fund is designed to offer investors a cash option that they may buy and sell as often as they wish. Accordingly, the Target Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Target Fund shares. However, since frequent purchases and sales of Target Fund shares could, in certain instances, harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as portfolio trading transaction costs) and disrupting portfolio management strategies, the Target Fund reserves the right, but has no obligation, to reject any purchase or exchange transaction at any time. Except as expressly described in the Target Fund’s prospectus (such as minimum initial investment amounts), the Target Fund has no limits on buy or exchange transactions. The Target Fund reserves the right to impose or modify restrictions on purchases, exchanges or trading of Target Fund shares at any time.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Institutional Shares, Administration Shares, Dollar Shares, Cash Reserve Shares and Cash Management Shares of the Acquiring Fund that are contained in the Acquiring Fund’s Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by Deloitte & Touche LLP. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund’s Prospectus, Annual Reports and Semi-Annual Reports, which are available without charge by calling (888) 331-0904 (individual shareholders) or (800) 353-0828 (institutional shareholders).

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Agreement and Plan of Reorganization (“Reorganization Agreement”) does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

Under the Reorganization Agreement, the Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) in the amount of shares of the Target Fund outstanding immediately prior to the Reorganization; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund. Current shareholders of Capital, Institutional Capital, Institutional Class and Trust Class Shares of the Target Fund will own Institutional Shares of the Combined Fund, current shareholders of Liquidity Class Shares of the Target Fund will own Administration Shares of the Combined Fund, current shareholders of Adviser and Investor Class Shares of the Target Fund will own Dollar Shares of the Combined Fund, current shareholders of Investor II Class Shares of the Target Fund will own Cash Reserve Shares of the Combined Fund and current shareholders of Daily Class Shares of the Target Fund will own Cash Management Shares of the Combined Fund. The Acquiring Fund Shares issued to the Target Fund will be the amount of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). The NAV of the Target Fund will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Target Fund expects to distribute the Acquiring Fund Shares to the shareholders of the Target Fund on or promptly after the Closing Date. The distribution of the Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed on or as soon as practicable after the Closing Date in accordance with applicable state law and the organizational documents of the Target Fund. Thereafter, the Target Fund will be dissolved and terminated as a series of the Target Trust under Delaware state law.

Each Fund has made certain standard representations and warranties to each other regarding organization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund are conditioned upon, among other things:

•	the approval of the Reorganization Agreement, which provides for the Reorganization, by the Target Board and the Acquiring Board;

•	the approval of the Reorganization Agreement by the Target Fund shareholders;

•

the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

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the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

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the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

The Target Board, including all of the Independent Trustees, recommend that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund (as described more fully in “Reasons for the Reorganization” below).

Reasons for the Reorganization

The Bank, after a review of the nature and goals of its asset management business, determined to exit the proprietary side of its asset management business. BofA, which serves as the investment adviser to the BofA Funds, is a wholly-owned subsidiary of BACM, which is an asset management division of the Bank. The Target Board received information from BofA and held discussions regarding potential options for the BofA Funds, including combining the BofA Funds with money market funds of another fund complex. After considering and evaluating several possible prominent and experienced money market fund managers, BofA recommended to the Target Board reorganizing the Target Fund into the Acquiring Fund.

The Target Board discussed and considered matters relating to the Reorganization proposal at meetings held on September 25, October 1, November 13, December 4 and December 10, 2015. During the course of these meetings, the Target Board requested, received and discussed information from various parties, including from BACM, BofA and/or BlackRock, as applicable, regarding (i) the rationale for the Reorganization and related proposals, as well as comparative data and information with respect to the BofA Funds and the BlackRock Funds; (ii) potential benefits and costs that may accrue to the Target Fund as a result of the Reorganization; (iii) BlackRock’s personnel and affiliates; (iv) BlackRock’s investment philosophy and process; (v) BlackRock’s experience in providing investment advisory services to money market funds; (vi) BlackRock’s operational, legal and compliance capabilities and its financial conditions and resources; (vii) the services provided by, and BlackRock’s administration and oversight of, the BlackRock Funds’ third-party service providers; (viii) the key distribution channels and intermediary relationships for the BlackRock Funds; (ix) and the composition and governance of the BlackRock Funds’ boards of directors/trustees. The Target Board also received and considered information from counsel to the Independent Trustees regarding certain duties of the Target Board in connection with the Reorganizations. During the course of the Target Board’s deliberations, the Independent Trustees were advised by and received assistance from their independent counsel, including in executive sessions.

At the Approval Meeting, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization and authorized the Target Fund’s officers to solicit shareholder approval of the Plan of Reorganization applicable to the Reorganization. The Target Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Target Board at the Approval Meeting, the Reorganization

would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Target Fund’s Reorganization. The Target Board’s determinations were based on a comprehensive evaluation of the information provided to them. During the review, the Target Board did not identify any particular information or consideration that was all-important or controlling. Although the Target Board considered broader issues arising in the context of the combination of the cash asset management businesses of BACM and BlackRock, their determinations with respect to each of the proposed Reorganizations were made on a BofA Fund-by-BofA Fund basis.

Results of Process

In reaching its determinations with respect to the Reorganization of the Target Fund into the Acquiring Fund, the Target Board considered a number of factors presented at the time of the Approval Meeting or at a prior meeting, including, but not limited to, the following:

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Fees and Expenses. The Target Board considered the contractual and actual management fees and other expenses paid or proposed to be paid by the Target Fund and the Acquiring Fund. Based on information provided to the Target Board, the Target Board noted, as described in this Combined Prospectus/Proxy Statement, that the Reorganization would result in lower contractual management fees. The Target Board also noted that the share classes of the Acquiring Fund have lower or the same total annual net expenses (after any contractual waivers and/or reimbursements, but excluding voluntary expense waivers needed to maintain yield floors) than the corresponding share classes of the Target Fund. The Target Board also considered that the Acquiring Fund’s contractual waiver is in place through March 1, 2017. The Target Board also noted the greater potential for future operating efficiencies and economies of scale in a larger combined fund. The Target Board considered existing and historical yield floor waivers and noted that such yield floor waivers are voluntary and can be changed or removed at any time.

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Performance. The Target Board considered the relative performance and risk-profile of the Target Fund and those of the Acquiring Fund, while taking into account the impact of current market conditions on investment performance. The Target Board noted that the one-month, one-year, three-year and five-year gross performance record for the Acquiring Fund was better than or in the range of the corresponding performance of the Target Fund. With respect to the performance net of fees, including, as applicable, yield floor waivers, the Target Board noted that the post-Reorganization net yield for the Acquiring Fund is expected to be the same as that of the Target Fund. The Target Board noted that, as discussed above, a yield floor waiver is voluntary and can be changed or removed at any time. The Target Board also noted other relevant factors in connection with its consideration of performance, including, among other things, the relatively tight dispersion of performance data among money market funds, and the information it received from BlackRock and BofA relating to the emphasis on liquidity and principal preservation.

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Continuity of Investment. The Target Board considered the investment objectives of the Target Fund and the Acquiring Fund. The Target Board noted that generally the Target Fund invests in similar securities to the securities invested in by the Acquiring Fund. The Target Board also noted that, to the extent shareholders of the Target Fund would acquire shares of a class of the Acquiring Fund with higher investment minimums, the Target Fund shareholders would be permitted to continue to invest in that share class without regard to such minimums.

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Terms and Conditions of the Reorganization. The Target Board considered the terms and conditions of the Reorganization, including (1) that BofA, BlackRock and/or their respective affiliates, and not the Target Fund shareholders, will bear all expenses associated with the Reorganization, including but not limited to, shareholder solicitation costs, printing and mailing expenses, and legal, accounting and Target Board costs; (2) that the Plan of Reorganization includes provisions to address potential dilution; and (3) the compensation to be paid to BACM by BlackRock, Inc. at the time of the consummation of the Reorganization and for a period of time thereafter.

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Tax Consequences. The Target Board considered that the Reorganization will be structured so as to be a tax-free reorganization for federal income tax purposes. The Target Board noted that no capital loss carry forward limitations and no significant dilution of capital loss carry forwards or built-in gains/losses are expected as a result of the Reorganization.

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Fund Governance. The Target Board considered the committee structure of the board of directors/trustees of the Acquiring Fund. The Target Board also considered the experience and expertise of the directors/trustees of the Acquiring Fund. The Target Board noted that BlackRock, Inc. has contractually agreed to use its reasonable best efforts to assure that, following the close of the Reorganization, at least 75% of the board of directors/trustees of the Acquiring Fund would not be for a period of at least three years “interested persons” (as that term is defined in the 1940 Act) of BlackRock, Inc. or the Bank.

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Dilution Considerations. The Target Board considered the market-based NAVs and amortized cost NAVs of the Target Fund and the Acquiring Fund. The Target Board considered whether the Reorganization would result in any greater dilution than a sale of the Target Fund’s shares (at $1 per share) in an ordinary course redemption by a shareholder. The Target Board also considered whether the Reorganization would materially affect a shareholder’s risk of breaking a dollar due to a decline in market-based NAV.

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Other Considerations. The Target Board considered the pending regulatory changes to Rule 2a-7 under the 1940 Act and their potential effect on the Target Fund and its shareholders. The Target Board also considered the actions taken or to be taken by BlackRock to ensure that the Acquiring Fund complies in a timely manner with amendments to Rule 2a-7 under the 1940 Act.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Target Board, including all of the Independent Trustees, unanimously approved the Reorganization, concluding that the Reorganization is in the best interest of the Target Fund and its shareholders and that, based on the assumption discussed above, the interests of existing shareholders of the Target Fund would not be diluted as a result of such Target Fund’s Reorganization. This determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole with respect to the Target Fund and its shareholders, although individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under federal income tax laws. No assurance can be given that the IRS will not assert, or that a court will not sustain, a position contrary to any of the tax aspects described below. Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Sidley Austin LLP, tax counsel to the Acquiring Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a

“reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

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No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the Target Fund due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297 (a).

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No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

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The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

•

The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

•

The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization except for any adjustments that may be required to be made as a result of the closing of the tax year of the Target Fund due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

It is not expected that significant capital loss carryovers will be forfeited as a result of the Reorganization with respect to the Acquiring Fund. The capital loss carryforwards of the Target Fund should not be limited by reason of the Reorganization.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Such redemptions are unlikely to result in recognition of gain or loss for U.S. federal income tax purposes because of the Target Fund’s policy of maintaining a stable net asset value of $1.00 per share (although it is possible that it may not be able to do so). Shareholders are advised to consult their own tax advisers on the U.S. federal income tax consequences of any such redemption, as well as the effects of state, local and non-U.S. tax laws.

Expenses of the Reorganization

BlackRock, BofA and/or their respective affiliates will pay all of the expenses incurred in connection with the Reorganization. The estimated expenses of the Reorganization are $1,180,000. The foregoing estimated expenses will be borne by BlackRock, BofA or their respective affiliates regardless of whether the Reorganization is consummated.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal, audit and Board fees) related to the preparation and distribution of materials to the Target Board and the Acquiring Board (collectively, the “Boards”), costs incurred in attending the meetings of the Boards and preparing the minutes of the meetings of the Boards, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, costs and expenses paid to Computershare Fund Services (“Computershare”) in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Each of BlackRock, BofA and their respective affiliates will pay their own costs and expenses incurred in connection with the Reorganization; provided that BlackRock and its affiliates have agreed to pay a certain amount of the costs associated with the proxy solicitation related to the Reorganization, and thereafter the costs associated with the proxy solicitation will be paid 50% by BlackRock or its affiliates and 50% by BofA or its affiliates, subject to certain conditions.

Agreement Among BofA and BlackRock

BofA, and certain of its affiliates, have entered into an Asset Purchase Agreement with BlackRock, Inc. (“Transaction Agreement”) regarding the sale by BofA to BlackRock of certain assets relating to BofA’s business of providing investment advisory services to the BofA Funds and certain other advisory accounts. The sale of such assets, and certain other obligations of the parties, is contingent upon shareholder approval of the Reorganization, among other things. Assuming shareholder approval is obtained, and the other conditions in the Transaction Agreement and in the Reorganization Agreement are met, shareholders of the Target Fund will become shareholders of the Acquiring Fund. If this occurs, BofA or its affiliates will be entitled to receive compensation under the Transaction Agreement from BlackRock.

In addition to the payments above, BofA or its affiliates may receive market-based ongoing Rule 12b-1, shareholder servicing, recordkeeping and/or revenue sharing payments pursuant to agreements entered into between the various distribution channels at the Bank and the Acquiring Fund and/or BlackRock or its affiliates.

The Transaction Agreement contains a Section 15(f) covenant that obligates the parties to use their reasonable best efforts to assure that (a) for a period of not less than two years following the closing an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) is not imposed upon the Acquiring Fund; and (b) for a period of not less than three years following the closing at least 75% of the members of the board of the Acquiring Fund are not “interested persons” (as that term is defined in the 1940 Act) of BlackRock or the Bank. The Section 15(f) covenant described above is subject to customary exceptions in the event that BlackRock or its affiliates obtains an order from the SEC as contemplated by Section 15(f)(3).

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Acquiring Fund. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Fund will be passed on by Morris, Nichols, Arsht  & Tunnell LLP, which serves as Delaware counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth: (i) as of October 31, 2015, the unaudited capitalization of Capital, Institutional Capital, Institutional, Trust, Liquidity, Adviser, Investor, Investor II and Daily Class Shares of the Target Fund; (ii) as of October 31, 2015, the unaudited capitalization of Institutional, Administration, Dollar, Cash Reserve and Cash Management Shares of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of Institutional, Administration, Dollar, Cash Reserve and Cash Management Shares of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	BofA Treasury Reserves (Target Fund) Capital Class Shares	BofA Treasury Reserves (Target Fund) Institutional Capital Shares	BofA Treasury Reserves (Target Fund) Institutional Class Shares	BofA Treasury Reserves (Target Fund) Trust Class Shares	T-Fund (Acquiring Fund) Institutional Shares	Adjustments	T-Fund Pro Forma (Combined Fund) Institutional Shares
Net Assets	$5,676,948,821	$178,659,032	$491,527,149	$571,620,070	$19,598,433,416	—	$26,517,188,488
Shares Outstanding	5,676,920,967	178,658,441	491,524,585	571,616,900	19,597,813,632	—	26,516,534,525
NAV per Share	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

	BofA Treasury Reserves (Target Fund) Liquidity Class Shares	T-Fund (Acquiring Fund) Administration Shares	Adjustments	T-Fund Pro Forma (Combined Fund) Administration Shares
Net Assets	$27,578,215	$4,741	—	$27,582,956
Shares Outstanding	27,578,072	4,741	—	27,582,813
NAV per Share	$1.00	$1.00		$1.00

	BofA Treasury Reserves (Target Fund) Adviser Class Shares	BofA Treasury Reserves (Target Fund) Investor Class Shares	T-Fund (Acquiring Fund) Dollar Shares	Adjustments	T-Fund Pro Forma (Combined Fund) Dollar Shares
Net Assets	$3,023,438,780	$8,175,321	$988,153,216	—	$4,019,767,317
Shares Outstanding	3,023,423,884	8,175,278	988,121,966	—	4,019,721,128
NAV per Share	$1.00	$1.00	$1.00		$1.00

	BofA Treasury Reserves (Target Fund) Investor II Class Shares	T-Fund (Acquiring Fund) Cash Reserve Shares*		Adjustments	T-Fund Pro Forma (Combined Fund) Cash Reserve Shares
Net Assets	$59,850,456		$—	—	$59,850,456
Shares Outstanding	59,850,174		—	—	59,850,174
NAV per Share	$1.00	$			$1.00

	BofA Treasury Reserves (Target Fund) Daily Class Shares	T-Fund (Acquiring Fund) Cash Management Shares	Adjustments	T-Fund Pro Forma (Combined Fund) Cash Management Shares
Net Assets	$171,550,456	$771,440,951	—	$942,991,407
Shares Outstanding	171,549,663	771,416,555	—	942,966,218
NAV per Share	$1.00	$1.00		$1.00

*	The Cash Reserves Shares had less than $1 in assets as of October 31, 2015.

Shareholder Information

As of the Record Date, there were 10,432,393,487 shares of the Target Fund outstanding. As of such date, the Trustees and officers of the Target Trust as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name	Address	% of Class
Adviser Class Shares

Bank of America NA Swp Disbursem NC	Bank of America NA Sweep/Autoborrow 401 N Tryon St # NC1-021-05-81 Charlotte, NC 28202-2196	77.11%

Bank of America of Texas NA NA Cust Global Finance Sweep Customers	Attn Liquidity Management Ops 901 Main St Fl 66 TX1-492-66-12 Dallas, TX 75202-3738	21.03%

Name	Address	% of Class
Capital Class Shares

Bank of America NA Swp Disbursem NC	Bank Of America Na Sweep/Autoborrow 401 N Tryon St # NC1-021-05-81 Charlotte, NC 28202-2196	29.71%

Merrill Lynch Pierce Fenner & Smith	Attn Money Funds 200 N College St Fl 3 NC1-004-03-06 Charlotte, NC 28202-2191	24.47%

Bank Of America N.A., Trustee	Attn: David Laubenberg/Aci Unit 1201 Main Street, 9th Floor TX1-609-09-07 Dallas, TX 75202-3908	11.37%

Bank Of America Of Texas NA NA Cust Global Finance Sweep Customers	Attn Liquidity Management Ops 901 Main St Fl 66 TX1-492-66-12 Dallas, TX 75202-3738	6.45%

Fundshare Omnibus Account	Attn: Norman Hoelter 2044 Franklin St Oakland, CA 94612-2908	6.05%

Daily Class Shares

Laba & Co Money Market Operations	135 S Lasalle St IL4-135-18-11 Chicago, IL 60603-4177	91.6%

Merrill Lynch, Pierce, Fenner & Smith Inc For The Sole Benefit of Its Customers	Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	8.40%

Institutional Class Shares

Merrill Lynch Pierce Fenner & Smith	Attn Money Funds 200 N College St Fl 3 NC1-004-03-06 Charlotte, NC 28202-2191	68.59%

Apex Clearing Corp For The Exclusive Benefit of Its Customers	Attn Cindy Hollon-Banking 350 N Saint Paul St Ste 1300 Dallas, TX 75201-4229	20.19%

Merrill Lynch, Pierce, Fenner & Smith Inc For The Sole Benefit of Its Customers	Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	11.21%

Institutional Capital Shares

Southwest Airlines Co	Attn Treasury 2702 Love Field, Hdq 6tr Dallas, TX 75235	98.35%

Investor Class Shares

Apex Clearing Corp For The Exclusive Benefit Of Its Customers	Attn Cindy Hollon-Banking 350 N Saint Paul St Ste 1300 Dallas, TX 75201-4229	56.53%

Hare and Co 2	Attn Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1381	25.31%

Name	Address	% of Class
Merrill Lynch, Pierce, Fenner & Smith Inc For The Sole Benefit of Its Customers	Attention Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	16.43%

Investor II Class Shares

Hare and Co 2	Attn Frank Notaro 111 Sanders Creek Pkwy East Syracuse, NY 13057-1381	98.11%

Liquidity Class Shares

Merrill Lynch Pierce Fenner & Smith	Attn Money Funds 200 N College St Fl 3 NC1-004-03-06 Charlotte, NC 28202-2191	83.43%

Fundshare Omnibus Account	Attn: Norman Hoelter 2044 Franklin St Oakland, CA 94612-2908	13.90%

Trust Class Shares

Bank of America N.A., Trustee	Attn: David Laubenberg/Aci Unit 1201 Main Street, 9th Floor TX1-609-09-07 Dallas, TX 75202-3908	100.00%

As of the Record Date, there were 21,321,086,104 shares of the Acquiring Fund outstanding. As of such date, the Trustees and officers of the Acquiring Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund except as follows:

Name	Address	% of Class
Institutional Shares

State Street Global	1776 Heritage Dr JAB5W Quincy, MA 02170-0000	14.57%

Bank of New York	Attn Frank Notaro 111 Sanders Creek Parkway East Syracuse, NY 13057-0000	12.80%

Wells Fargo Bank	Attn Cash Sweep Dept MAC N9306-04C 733 Marquette Ave Minneapolis, MN 55479-0000	7.87%

Bank of New York	Attn Frank Notaro 111 Sanders Creek Parkway East Syracuse NY, 13057-0000	7.10%

Union Bank	530 B Street Suite 203 San Diego, CA 92101-0000	6.47%

Name	Address	% of Class
Administration Shares

Wilmington Trust Company	UA 02/14/94 A/C032485-000 1100 N Market Street Rodney Square North Wilmington, DE 19890-0001	99.98%

Dollar Shares

Union Bank	530 B Street Suite 203 San Diego, CA 92101-0000	71.57%

Wilmington Trust Company	UA 02/14/94 A/C032485-000 1100 N Market Street Rodney Square North Wilmington, DE 19890-0001	17.70%

Cash Management Shares

Union Bank	530 B Street Suite 203 San Diego, CA 92101-0000	42.64%

CSC Trust Company of Delaware	Attn Operations 2711 Centerville Road Wilmington, DE 19808-0000	8.05%

Cash Reserve Shares

First Republic Bank	111 Pine St San Francisco, CA 94111-0000	100.00%

Select Shares

Pershing LLC	Benefit of Its Customers One Pershing Plaza Jersey City, NJ 07399-0000	99.92%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Target Fund, or is identified as the holder of record of more than 25% of the Target Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

The Target Fund is a series of the Target Trust, a statutory trust formed under the laws of the State of Delaware. Under the Target Trust’s organizational documents, the Target Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

The Acquiring Fund is a series of the Acquiring Trust, a statutory trust formed under the laws of the State of Delaware. Under the Acquiring Trust’s organizational documents, the Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

With respect to the Acquiring Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. With respect to the Acquiring Fund, each class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of either the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Under the Target Trust’s organizational documents, shareholders are not entitled to appraisal rights or dissenters’ rights.

Description of Delaware Statutory Trusts

The following description is based on relevant provisions of the Delaware Statutory Trust Act (the “Delaware Act”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to the Delaware Act and the relevant Fund’s operative documents.

A fund established as a series of a Delaware statutory trust, such as the Acquiring Trust, of which the Acquiring Fund is a series, and the Target Trust, of which the Target Fund is a series, is governed both by the Delaware Act and the trust’s declaration of trust or similar instrument. For the Acquiring Fund, it is the Acquiring Trust’s Agreement and Declaration of Trust, as amended, (the “Acquiring Trust Declaration”) and Amended and Restated Bylaws. For the Target Fund, it is the Target Trust’s Amended and Restated Declaration of Trust, as amended, (the “Target Trust Declaration” and together with the Acquiring Trust Declaration, the “Trust Declarations”). As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust and Target Trust are generally a function of the terms of the respective Acquiring Trust Declaration and Target Trust Declaration. The Acquiring Trust and Target Trust have taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust’s governing instrument with respect to internal affairs.

Under the Delaware Act, unless the governing instrument provides otherwise, shareholders generally are shielded from personal liability for the trust’s debts or obligations to the same extent a shareholder is shielded from a corporation’s debts or obligations. The Trust Declarations provide that their respective shareholders are not personally liable for the debts or obligations of the trust, and also provide that a shareholder of the respective Fund shall be indemnified out of the assets of the trust held with respect to the Fund (or an applicable class thereof) against liability arising solely from the shareholder’s ownership of shares in the Fund.

The Delaware Act permits a shareholder to bring a derivative action on behalf of a trust if the trustees refuse to do so, but that power can be restricted by such standards and restrictions as are set forth in the declaration of trust. Before a shareholder of the Acquiring Fund or Target Fund can bring a derivative action, the applicable Trust Declaration requires that shareholders who collectively hold at least 10% of the outstanding shares of the respective Fund join in the bringing of such action.

A Delaware statutory trust can limit a trustee’s personal liability in the declaration of trust. The Trust Declarations limit the liability to the respective trust, or a series thereof, of Trustees, officers and certain other persons of the trust, except for their own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties and, in addition, require the respective trust to indemnify them against all liabilities and against all expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which any such person becomes involved or with which such person may be threatened by reason of being or having been a Trustee, officer, or acting in another specified capacity, except for, among other things, his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Acquiring Trust Declaration further provides that the Trustees of the respective trust are entitled and empowered to purchase with trust assets insurance against all claims and liabilities of every nature arising by reason of holding, being or having held any office as trustee, officer, representative, employee, or agent of the trust, or by reason of any action alleged to have been taken or omitted by such Trustees, including any action taken or omitted that may be determined to constitute negligence, whether or not the trust would have the power to indemnify such person against such liability. The Target Trust Declaration further provides that the Trustees of the respective trust are entitled and empowered to purchase with trust assets insurance against all claims and liabilities of every nature arising by reason of holding, being or having held any office as trustee, officer, representative, employee, or agent of the trust, or by reason of any action alleged to have been taken or omitted by such Trustees, including any action taken or omitted that may be determined to constitute negligence, but only to the extent the Target Trust would have the power to indemnify such person against such liability. The 1940 Act currently provides that no officer or director shall be protected from liability to the respective trust, or shareholders thereof, for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of office.

A Delaware statutory trust is not required to hold shareholder meetings or get shareholder approval for certain actions unless the declaration of trust requires it. The Trust Declarations generally provide for shareholder voting as required by the 1940 Act or other applicable laws, or as the Trustees may consider necessary or desirable, but otherwise permits, consistent with Delaware law, actions taken by the respective trustees without seeking the consent of shareholders.

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing the Target Fund, the Target Trust, the Acquiring Fund and the Acquiring Trust and under Delaware law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and Delaware law directly for a more thorough description.

Shareholder Meetings

The Funds do not hold regular annual meetings of shareholders. Notwithstanding the Special Meeting to be held in connection with the proposed transaction, as a general matter, neither the Acquiring Fund nor the Target Fund intend to hold future regular annual or special meetings of its shareholders unless required by the Trust Declarations or the 1940 Act.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Target Fund and the Target Board primarily by the mailing of the Notice of Special Meeting of Shareholders and this Combined Prospectus/Proxy Statement with its enclosures on or about February [●], 2016. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

The total expenses of preparing, printing and mailing the proxy materials, and soliciting and tabulating proxies are estimated to be approximately $95,000. These expenses will be borne by BlackRock, BofA and/or their respective affiliates.

The Target Fund has retained Computershare, located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $6,650. These expenses will be borne by BlackRock, BofA and/or their respective affiliates. Representatives of BlackRock and its affiliates and other representatives of the Target Fund may also solicit proxies.

Questions about the proposal should be directed to Computershare toll-free at (888) 916-1720.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Target Fund and the Acquiring Fund and the solicitation of proxies by and on behalf of the Target Board for use at the Special Meeting. The Special Meeting will be held on March 31, 2016 at 11:00 a.m., (Eastern time) at the offices of BofA at 100 Federal Street, Boston, Massachusetts 02110, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, the Target Fund had 10,432,393,487 shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval of the Reorganization Agreement, which provides for the Reorganization of the Target Fund and the Acquiring Fund, will require the affirmative vote of a majority of the outstanding voting shares of the Target Fund entitled to vote thereon, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes in the Target Fund, voting together as a single class. If the shareholders of the Target Fund fail to approve the proposed Reorganization, and/or if any of the Parallel Reorganizations are not approved, the Reorganization may not occur. In the event a Parallel Reorganization is not approved, BofA® Global Capital Management Group, LLC and BlackRock will consider the facts and circumstances that exist at the time of closing of the Reorganization and determine whether the Reorganization will still occur. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, BofA will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

The Board has fixed the close of business on January 29, 2016 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card, voting instruction form or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments or postponements thereof.

With respect to the Target Fund, 33 1/3% of the outstanding shares of the Fund entitled to vote on a proposal must be present by voice or by ballot to have a quorum to conduct business at the Special Meeting.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at that meeting, either in person or by proxy. If the meeting is adjourned to another time or place, notice need not be given of the adjournment, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty days from the date set for the original meeting, in which case the Board of Trustees of the Target Fund shall set a new record date. At the adjourned meeting, the Target Fund may transact any business which might have been transacted at the original meeting.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Target Fund shareholders may cast their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card or voting instruction form, by returning the enclosed proxy card or voting instruction form or by appearing in person at the Special Meeting. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Trust or by voting in person at the Special Meeting.

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Combined Prospectus/Proxy Statement by mail, you may vote by proxy by filling out the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and returning it in the postage paid envelope provided.

Voting in Person. If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Additional Information. Shareholders voting their proxies by Internet or Telephone need not return their proxy card or voting instruction form by mail.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction form promptly. No postage is necessary if mailed in the United States.

If you are a holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare, the firm assisting us in the solicitation of proxies, toll-free at (888) 916-1720.

February [●], 2016

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquiring Fund:

1.	The Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

2.	The Fund may not act as an underwriter of securities. The Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

3.	The Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

4.	The Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

5.	The Fund may not purchase or sell commodities or commodities contracts.

6.	The Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

7.	The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

The Target Fund:

1.	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

I-1

5.	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

6.	The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

7.	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

I-2

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●], 2016, by and between BlackRock Liquidity Funds, a registered investment company and a Delaware statutory trust (the “Acquiring Trust”), individually and with respect to T-Fund, a separate series of the Acquiring Trust (the “Acquiring Fund”), BofA Funds Series Trust, a registered investment company and a Delaware statutory trust (the “Selling Trust”), individually and with respect to BofA Treasury Reserves, a separate series of the Selling Trust (the “Target Fund”), and, solely for purposes of ARTICLE IX of this Agreement, BlackRock Advisors, LLC (“BlackRock”), and BofA Global Capital Management Group, LLC (“BCM”) and BofA Advisors, LLC (“BofA Advisors” and together with BCM, “BofA”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund (referred to herein as the “assets of the Target Fund”) in exchange for the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities (as defined in paragraph 1.3) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust; the Target Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is properly treated as a “regulated investment company” under Subchapter M of the Code (a “RIC”);

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the trustees (the “Board of Trustees”) of the Acquiring Trust, on behalf of the Acquiring Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Selling Trust on behalf of the Target Fund has determined, based on an assumption that all the facts and circumstances existing at the time of consummation of the Reorganization are not materially different from those presented to the Board of Trustees in connection with their approval of the Agreement, that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND STATED LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each class of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding class of Target Fund shares (as set forth below) by the ratio computed by dividing: (i) the net asset value of one Target Fund Share of such class, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the Target Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows:

Target Fund Shares	Acquiring Fund Shares
Adviser Class Shares	Dollar Shares
Capital Class Shares	Institutional Shares
Daily Class Shares	Cash Management Shares
Institutional Class Shares	Institutional Shares
Institutional Capital Shares	Institutional Shares
Investor Class Shares	Dollar Shares
Investor II Class Shares	Cash Reserve Shares
Liquidity Class Shares	Administration Shares
Trust Class Shares	Institutional Shares

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Selling Trust associated with the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Selling Trust associated with the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.8 and other than the rights of the Selling Trust associated with the Target Fund under this Agreement (the “Assets”).

The Target Fund shall, within seven days prior to the Closing Date, furnish the Acquiring Fund with: (a) a list of the Target Fund’s portfolio securities and other investments; and (b) a list of the Target Fund’s “historic business assets,” which are defined for this purpose: as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the Selling Trust on behalf of the Target Fund; and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund’s investment objective and not with a view to, or in anticipation or as part of, the

Reorganization. The Acquiring Fund shall, within three days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund’s list referred to in subclauses (a) and (b) of this paragraph 1.2 that do not conform to the Acquiring Fund’s investment objective, policies and restrictions. If requested by the Acquiring Fund, the Target Fund shall dispose of securities and other instruments on such list of the Acquiring Fund’s before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, shall dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the lists described in subclauses (a) and (b) of this paragraph 1.2, the Target Fund shall not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing: (A) nothing herein shall require the Target Fund to dispose of or purchase any portfolio, securities or other investments, if, in the reasonable judgment of the Selling Trust’s Board of Trustees on behalf of the Target Fund or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund; and (B) nothing herein shall permit the Target Fund to dispose of or purchase any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Trust’s Board of Trustees or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund shall endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The Acquiring Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made by the Selling Trust or the Target Fund prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as reasonably practicable after the Closing Date the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund shall, simultaneously with the liquidation, be cancelled on the books of the Target Fund and shall be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares shall be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund.

1.9 TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the Selling Trust’s governing documents, the laws of the State of Delaware and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

1.11 ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF TARGET FUND SHARES. The net asset value per share of each class of the Target Fund Shares shall be the net asset value per share for the class computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Date”), after the declaration and payment of the dividends and/or other distributions pursuant to Section 7.8, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures, consistent with such rule, as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees of the Acquiring Trust and the Selling Trust).

2.2 VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Valuation Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures, consistent with such rule, as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees of the Acquiring Trust and the Selling Trust).

2.3 SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with Section 1.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [●], [●], 2016, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of [●] a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its Custodian, State Street Bank & Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, [●], for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by the Target Fund as of the Closing Date to the custodian for the Acquiring Fund [●] for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Trust associated with the Acquiring Fund or of the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the business day prior to the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

3.7 PARALLEL REORGANIZATIONS. The Selling Trust and the Acquiring Trust recognize that the Closing of the transaction contemplated by this Agreement is subject to a condition in the Asset Purchase Agreement, dated as of November 3, 2015, among BofA Global Capital Management, LLC, BofA Advisors, LLC, Banc of America Capital Management (Ireland) Limited, and BlackRock, Inc. (the “Asset Purchase Agreement”) pursuant to which each of the reorganizations involving the Target Fund and other series of the

Selling Trust specified in such agreement must be approved by the Board of Trustees of the Selling Trust, the shareholders of all such series of the Selling Trust and the Board of Trustees of the Acquiring Trust.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a) The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”) as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Selling Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Selling Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.1(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Trust and the Acquiring Fund furnished to the Selling Trust by the Acquiring Trust or the Acquiring Fund. Any written information furnished by the Selling Trust with respect to the Selling Trust and the Target Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Selling Trust nor the Target Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund shall not result in the violation of, Delaware law or any provision of the Selling Trust’s declaration of trust or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

(f) Neither the Selling Trust nor the Target Fund has any material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged on or prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the Target Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects (i) its business or the business of BofA Advisors with respect to the Selling Trust except for that certain Assurance of Discontinuance with the New York State Attorney General’s Office, dated January 31, 2005, of which the Acquiring Trust and the Acquiring Fund are aware or (ii) its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of August 31, 2015 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of [●], 2016, there were outstanding [●] shares of the Target Fund, and no shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund shall, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(k) At the Closing Date, the Selling Trust, on behalf of the Target Fund, shall have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 3.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund; and upon delivery of the Assets and the filing of any documents that may be required under Delaware state law the Acquiring Fund shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(l) The Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust, individually and on behalf of the Target Fund. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other trust action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Selling Trust and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code through the Closing Date; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(o) Except for the Registration Statement and the approval of this Agreement by the Target Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph (p) or consents or notices required by the terms of any portfolio securities of a Target Fund that are being transferred is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(p) The Target Fund has called a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

(q) (i) The Target Fund has not filed a report with the SEC pursuant to Part D of Form N-CR as a result of a deviation that persists at the Closing Date; (ii) the per share net asset value, determined based on the “amortized cost method of valuation” (as defined in Rule 2a-7 under the 1940 Act) of the Target Fund as of the Valuation Date shall equal not less than $1.0000 per share; and (iii) the Target Fund shall not hold any assets other than assets that are “First Tier Securities” (as defined in Rule 2a-7 under the 1940 Act as in effect on October 6, 2015), as of the Valuation Date.

(r) Except where the shareholder of record is a dealer in securities required to register under the laws of the United States, the Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

(a) The Acquiring Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Selling Trust. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Trust.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Trust by the Selling Trust or the Target Fund. Any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) Neither the Acquiring Trust nor the Acquiring Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, individually and on behalf of the Acquiring Fund, shall not result in the violation of Delaware law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund know of any facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2015, have been prepared in accordance with GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(i) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, no par value, of which, as of [●], 2016, there were outstanding [●] shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(j) At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, shall have good and marketable title to all of its assets and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Acquiring Fund.

(k) The Acquiring Trust, individually and on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust, individually and on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other trust action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(m) The information to be furnished by the Acquiring Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(o) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

(p) (i) The Acquiring Fund has not filed a report with the SEC pursuant to Part D of Form N-CR as a result of a deviation that persists at the Closing Date; and (ii) the per share net asset value, determined based on the “amortized cost method of valuation” (as defined in Rule 2a-7 under the 1940 Act) of the Acquiring Fund as of the Valuation Date shall equal not less than $1.0000 per share.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, ACQUIRING FUND,

SELLING TRUST AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.8, each of the Acquiring Fund and the Target Fund shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND STATED LIABILITIES. The Target Fund shall prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the Selling Trust associated with the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund shall deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the Selling Trust associated with the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund’s officers and agents all books and records related to the assets and stated liabilities of the Target Fund to be acquired by the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Selling Trust and the Target Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Fund shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it shall, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and shall take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which shall be certified by the Treasurer of the Selling Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements shall represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file with the SEC the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party shall provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund, the Selling Trust and Target Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable

Sidley Austin LLP, counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Acquiring Trust on behalf of the Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by the Acquiring Trust and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct as of the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Trust to that effect. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2 The Acquiring Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Trust to that effect.

6.3 This Agreement and the transactions contemplated thereby and plan of reorganization shall have been duly considered and approved by the requisite vote of the Board of Trustees of the Acquiring Trust in accordance with the provisions of its declaration of trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Target Fund.

6.4 No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a Proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

6.5 The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.6 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending.

6.7 The Selling Trust shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b) Neither the execution, delivery or performance by the Acquiring Trust of this Agreement nor the compliance by the Acquiring Trust with the terms and provisions hereof will contravene any provision of any applicable federal law of the United States of America.

(c) No governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust or the enforceability of this Agreement against the Acquiring Trust, except such as may be required under state securities laws about which we express no opinion.

In giving their opinion, Sidley Austin LLP may state that they are relying on the opinion of Morris, Nichols, Arsht & Tunnell LLP as to matters of Delaware law.

6.8 The Selling Trust shall have received on the Closing Date an opinion of Morris, Nichols, Arsht & Tunnell LLP, as special Delaware counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a statutory trust validly existing under the applicable laws of the State of Delaware.

(b) The Acquiring Trust, on behalf of itself and the Acquiring Fund, has the statutory trust power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the State of Delaware. The execution and delivery of this Agreement and the consummation by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Trust, on behalf of itself and the Acquiring Fund, under the applicable laws of the State of Delaware.

(c) This Agreement has been duly executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, under the applicable laws of the State of Delaware and assuming this Agreement is a valid and binding obligation of the Selling Trust, on behalf of itself and the Target Fund, and the Target Fund constitutes the valid and binding obligation of the Acquiring Trust , on behalf of itself and the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms under the applicable laws of the State of Delaware.

(d) The execution and delivery by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement and the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of its obligations under this Agreement will not violate the declaration of trust of the Acquiring Trust.

(e) Neither the execution, delivery or performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any applicable law of the State of Delaware.

(f) To the best of our knowledge, no Delaware governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund, or the enforceability of this Agreement against the Acquiring Trust, except such as may be required under Delaware state securities laws about which we express no opinion.

(g) The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund contained in this Agreement shall be true and correct as of the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein

7.2 The Target Fund shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of Target Fund by an appropriate officer of the Selling Trust to that effect.

7.3 This Agreement and the transactions contemplated hereby and plan of reorganization shall have been duly considered and approved by the Board of Trustees of the Selling Trust and the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of its declaration of trust and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

7.4 (i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a Proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

7.5 The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

7.6 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending.

7.7 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the assets and Stated Liabilities of the Selling Trust associated with the Target Fund, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.8 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income and net exempt income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.9 The Acquiring Trust shall have received on the Closing Date an opinion from Perkins Coie LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a statutory trust validly existing under the applicable laws of the State of Delaware.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

(c) The Selling Trust, on behalf of itself and the Target Fund, has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the State of Delaware. The execution and delivery of this Agreement and the consummation by the Selling Trust, on behalf of itself and the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware.

(d) This Agreement has been duly executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the State of Delaware and, assuming this Agreement is a valid and binding obligation of the Acquiring Trust and the Acquiring Fund, constitutes the valid and binding obligation of the Selling Trust and the Target Fund, enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the State of Delaware.

(e) The execution and delivery by the Selling Trust of this Agreement and the performance by the Selling Trust, on behalf of itself and the Target Fund, of its obligations under this Agreement do not violate the declaration of trust or the bylaws of the Selling Trust.

(f) Neither the execution, delivery or performance by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement nor the compliance by the Selling Trust, on behalf of itself and the Target Fund, with the terms and provisions hereof will violate any provision of any applicable law of the State of Delaware or any applicable federal law of the United States of America.

(g) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Selling Trust, on behalf of itself and the Target Fund, or the enforceability of this Agreement against the Selling Trust or the Target Fund except such as may be required under state securities laws about which we express no opinion.

In giving their opinion, Perkins Coie LLP may state that they are relying on the opinion of [●] as to matters of Delaware law.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

EACH OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Acquiring Trust and the Selling Trust shall have received an opinion of Sidley Austin LLP, counsel to the Acquiring Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) The Reorganization constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b);

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund Shares;

(c) No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund’s Stated Liabilities and the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s or the Acquiring Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) No gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund Shares solely for Acquiring Fund Shares.

(e) The aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such shareholder, provided the Target Fund Shares are held as capital assets at the time of the Reorganization;

(f) The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund. The holding period of the assets of the Target Fund in the hands of the Target Fund will include the period during which those assets were held by the Selling Trust on behalf of the Target Fund; and

(g) The Target Fund will succeed to and take into account the items of the Target Fund described in Code Section 381(c), subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Target Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.1.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, each of BACM and/or BofA Advisors and its affiliates, and BlackRock and/or its affiliates, shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of assets and liquidation and dissolution of the Target Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses, including legal fees and expenses of the Board of Trustees, incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the Target Fund. Such expenses will be allocated among BofA and BlackRock as agreed to by them.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Selling Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both the parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c) the termination of the Asset Purchase Agreement in accordance with its terms.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Selling Trust or their respective Board of Trustees or officers, to any other party or its Board of Trustees or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Target Fund Shareholders called by the Selling Trust pursuant to paragraph 4.1(p) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Trust associated with the Target Fund, as provided in the declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust and the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Trust associated with the Target Fund as provided in the Selling Trust’s declaration of trust.

13.6 It is expressly agreed that the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the Acquiring Trust associated with the Acquiring Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust and the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Trust associated with the Acquiring Fund to satisfy the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust with respect to the Acquiring Trust and the Acquiring Fund hereunder, and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Trust associated with the Acquiring Fund as provided in the Acquiring Trust’s declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Trust and Acquiring Fund, 40 East 52nd Street, New York, New York, 10022, Attention: General Counsel – Cash, or to the Selling Trust or the Target Fund, 101 Hudson Street, Jersey City, NJ 07302 Attention: Rana Wright, Assistant General Counsel or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK LIQUIDITY FUNDS, individually and on behalf of its series T-Fund

By:
Name:
Title:

BOFA FUNDS SERIES TRUST, individually and on behalf of its series BofA Treasury Reserves

By:
Name:
Title:

Solely with respect to ARTICLE IX:

BLACKROCK ADVISORS, LLC

By:
Name: Title:

BOFA GLOBAL CAPITAL MANAGEMENT GROUP, LLC

By:
Name: Title:

BOFA ADVISORS, LLC

By:
Name: Title:

APPENDIX

FORM OF PROXY CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 100 Federal Street Boston, Massachusetts, 02110 on March 31, 2016

Please detach at perforation before mailing.

PROXY	BOFA FUNDS SERIES TRUST BOFA TREASURY RESERVES SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2016	PROXY

The undersigned shareholder of BofA Treasury Reserves (the “Target Fund”), a series of BofA Funds Series Trust (the “Target Trust”), hereby appoints James R. Bordewick, Jr., Marina Belaya, Jeffrey R. Coleman and Michael J. Pelzar, or any of them, as proxy or proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund to be held at the offices of BofA Advisors, LLC (“BofA”) at 100 Federal Street, Boston, Massachusetts, 02110, on Thursday, March 31, 2016 at 11:00 a.m., Eastern time, and to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED “FOR” PROPOSAL 1.

Receipt of the Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Signature and Title, if applicable
Signature (if held jointly)
Date BTR_27440_020816

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on March 31, 2016.

The Combined Prospectus/Proxy Statement for this meeting is available at:

www.proxy-direct.com/boa-27440

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends that you vote: “FOR” Proposal 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

	FOR	AGAINST	ABSTAIN

1.      To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which T-Fund (the “Acquiring Fund”), a series of BlackRock Liquidity Funds, would acquire substantially all of the assets of, and assume certain stated liabilities of, the Target Fund in exchange for shares of the Acquiring Fund to be distributed pro rata by the Target Fund to its shareholders in complete liquidation and termination of the Target Fund.

	☐	☐	☐

THE PROXIES ARE AUTHORIZED AND RESERVE THE RIGHT TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

BTR_27440_020816

BOFA FUNDS SERIES TRUST

BofA Treasury Reserves

BLACKROCK LIQUIDITY FUNDS

T-Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional Information is February [●], 2016

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of BofA Treasury Reserves (the “Target Fund”), a series of BofA Funds Series Trust (the “Target Trust”), and T-Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of BlackRock Liquidity Funds (the “Acquiring Trust”).

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated February [●], 2016 (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for (ii) the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Target Fund shares would then be exchanged for shares of the Acquiring Fund and the Target Fund would be dissolved and terminated. The Reorganization is contingent upon certain other series of the Target Trust being reorganized into corresponding money market funds advised by BlackRock Advisors, LLC or one of its investment advisory affiliates (the “Parallel Reorganizations”). The Reorganization may not occur unless each Parallel Reorganization is also approved. In the event a Parallel Reorganization is not approved, BofA® Global Capital Management Group, LLC and BlackRock will consider the facts and circumstances that exist at the time of closing of the Reorganization and determine whether the Reorganization will still occur. If the Reorganization does not occur as contemplated in this Combined Prospectus/Proxy Statement, BofA will promptly notify shareholders of the Target Fund as to the status of the transaction. In such circumstances, the Target Board will examine alternatives to the Reorganization in light of the best interests of shareholders.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723 (individual investors) or P.O. Box 8026 (institutional investors), Boston, Massachusetts 02266-8723 or by calling (888) 331-0904 for individual investors or (800) 353-0828 for institutional investors.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Additional Information About BofA Treasury Reserves and T-Fund	S-3
Financial Statements	S-3
Pro Forma Financial Statements (Unaudited)	S-3

ADDITIONAL INFORMATION ABOUT BOFA TREASURY RESERVES

AND T-FUND

For BofA Treasury Reserves: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BofA Funds Series Trust dated January 1, 2016, as supplemented (SEC Accession No. 0001104659-15-084938); and the Annual Report to Shareholders for the fiscal year ended August 31, 2015, filed October 29, 2015 (SEC Accession No. 0001104659-15-073935), as filed with the Securities and Exchange Commission (the “SEC”).

For T-Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of T-Fund dated February 27, 2015 as supplemented (SEC Accession No. 0001193125-15-069078); and the Annual Report for the fiscal year ended October 31, 2015, filed December 28, 2015 (SEC Accession No. 0001193125-15-414022), as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of BofA Treasury Reserves for the fiscal year ended August 31, 2015, and (ii) the Annual Report to Shareholders of T-Fund for the fiscal year ended October 31, 2015, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial information of BofA Treasury Reserves and T-Fund is provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and the Acquiring Fund. The proposal will result in the reorganization (the “Reorganization”) of the Target Fund with the Acquiring Fund. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of October 31, 2015.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of the Target Fund dated August 31, 2015 and the Acquiring Fund, dated October 31, 2015, both of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended October 31, 2015 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund with the Acquiring Fund had been consummated at October 31, 2015. The Reorganization is intended to merge the Target Fund with the Acquiring Fund, a similar fund advised by BlackRock Advisors, LLC (“BlackRock”).

The Target Trust, on behalf of the Target Fund, has entered into a management agreement (the “Target Fund Management Agreement”) with BofA Advisors, LLC (“BofA”). Pursuant to the Target Fund Management Agreement, BofA is responsible for the day-to-day management of the Target Fund’s portfolio and is entitled to fees computed daily and payable monthly. The maximum annual management fee rate that can be paid by the Target Fund to BofA (as a percentage of the combined average daily net assets of the Target Fund and the other portfolios of the Target Trust advised by BofA) at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $175 billion	0.15%
$175 billion to $225 billion	0.13%
Over $225 billion	0.08%

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock (the “Acquiring Fund Management Agreement,” and together with the Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”) under which BlackRock provides certain investment advisory, administrative and accounting services to the Acquiring Fund. The Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Acquiring Fund’s average daily net assets and calculated as follows:

T-Fund
Calculation A	Calculation B
.175% of the first $1 billion*	.175% of the first $1 billion**
.150% of the next $1 billion*	.150% of the next $1 billion**
.125% of the next $1 billion*	.125% of the next $1 billion**
.100% of the next $1 billion*	.100% of amounts in excess of $3 billion.**
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
.080% of amounts in excess of $7 billion.*

*	Based on the combined average net assets of the Acquiring Fund and three other portfolios of the Acquiring Trust (FedFund, Federal Trust Fund and Treasury Trust Fund).

**	Based on the average net assets of the Acquiring Fund.

The Target Trust, on behalf of the Target Fund, has entered into an administration agreement (the “Target Fund Administration Agreement”) with BofA, as administrator. Pursuant to the terms of the Target Fund Administration Agreement, BofA is responsible for overseeing the administrative operations of the Target Fund, including the general supervision of the Target Fund’s operations, coordination of the Target Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Target Fund pays BofA a fee for its services, plus certain out-of-pocket expenses, monthly. The administration fee paid by the Target Fund to BofA (as a percentage of the combined average daily net assets of the Target Fund and the other portfolios of the Target Trust advised by BofA) at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $125 billion	0.10%
$125 billion to $175 billion	0.05%
Over $175 billion	0.02%

The Target Trust, on behalf of the Target Fund, has adopted shareholder administration plans for the Institutional Class, Investor II Class and Trust Class shares of the Target Fund. Under the administration plans, the Target Fund may pay BofA, BofA Distributors and/or eligible financial intermediaries a fee for shareholder administration services that is in addition to the fees it pays to BofA for overseeing the administrative operations of the Target Fund. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of the BofA and the Target Fund’s distributor. The annual rates, a percentage of the average daily net assets of each respective class, are as follows:

Share Class	Annual Fee Rates
Institutional Class Shares	0.04%
Investor II Class Shares	0.10%
Trust Class Shares	0.10%

The Acquiring Fund does not have a separate administration fee or shareholder administration fee.

BofA has contractually agreed to limit the combined investment advisory fee and administration fee for the Target Fund to an annual rate of 0.19% of the Target Fund’s average daily net assets through December 31, 2016.

BofA and/or some of the Target Fund’s other service providers have contractually agreed to bear a portion of the Target Fund’s expenses through December 31, 2016, so that the Target Fund’s ordinary operating expenses (excluding any acquired fund fees and expenses, distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), do not exceed 0.20% of the Target Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after such date. BofA and the Target Fund’s distributor are entitled to recover from the Target Fund certain fees waived and/or expenses reimbursed for a three-year period following the date of such waiver and/or reimbursement if such recovery does not cause the Target Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. If the Reorganization is approved, BofA will not be entitled to recover these amounts after the Closing Date.

The Target Fund’s distributor has voluntarily agreed to reimburse certain class-specific fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield for all classes of the Target Fund. In addition, BofA has voluntarily agreed to reimburse certain fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Target Fund’s distributor’s reimbursement of class specific fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Target Fund’s distributor or BofA at any time.

In respect of the Acquiring Fund, BlackRock has agreed to cap the Acquiring Fund’s combined management fees plus miscellaneous/other expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Acquiring Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Acquiring Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Acquiring Fund’s business, if any), of each share class of the Acquiring Fund at 0.20% as a percentage of average net assets. Any fees waived by the BlackRock with respect to a particular fiscal year are not recoverable. The contractual cap is in effect until March 1, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

In respect of the Acquiring Fund, BlackRock and the Distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Acquiring Fund to maintain minimum levels of daily net investment income. BlackRock and the Distributor may discontinue this waiver and/or reimbursement at any time without notice.

The Acquiring Fund Management Agreement with respect to the Acquiring Fund will remain in place following the Reorganization and the management fee rate of the Combined Fund under the Acquiring Fund Management Agreement will be identical to the current management fee rate applicable to the Acquiring Fund.

Other Service Providers

	BofA Treasury Reserves (Target Fund)	T-Fund (Acquiring Fund)
Distributor	BofA Distributors, Inc. 100 Federal Street Boston, Massachusetts 02110	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	The Bank of New York Mellon One Wall Street New York, New York 10286

	BofA Treasury Reserves (Target Fund)	T-Fund (Acquiring Fund)
Transfer Agent	Boston Financial Data Services, Inc. P.O. Box 8723 Boston, Massachusetts 02266-8723	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Blvd Boston, Massachusetts 02210	Deloitte & Touche LLP 1700 Market Street Philadelphia, Pennsylvania 19103
Fund Counsel	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

As of October 31, 2015, the net assets of (i) the Target Fund were $10,209,348,300 and (ii) the Acquiring Fund were $21,578,893,708. The net assets of the Combined Fund as of October 31, 2015 would have been $31,787,554,386 on a pro forma basis. In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued shares of the Acquiring Fund, with no par value per share (“Acquiring Fund Shares”). The aggregate net asset value immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Each of the Target Fund and the Acquiring Fund is a money market fund, and although each Fund seeks to preserve the value of a shareholder’s investment at $1.00 per share, it is possible that the net asset value of the Target Fund’s or the Acquiring Fund’s shares may be less than $1.00 per share as of the Valuation Time. The amount of increased shares of 10,209,297,964 was calculated based on net asset value of the Acquiring Fund Shares of $1.00 in exchange for shares of the Target Fund.

On a pro forma basis for the twelve months ended October 31, 2015, the proposed Reorganization would result in a decrease of $7,122,909 in investment advisory and administration fees, decrease of $1,317,750 in other operating expenses (including shareholder administration, custody, legal, accounting and audit fees) and a decrease of $8,440,659 in fees waived.

The total net annual portfolio operating expenses of the Target Fund and Acquiring Fund and the pro forma total net annual portfolio operating expenses of the Combined Fund, assuming the Reorganization is consummated, as of October 31, 2015, are as follows:

Target Fund Shares	Acquiring Fund Shares Received	Target Fund Net Expenses*	Acquiring Fund Net Expenses*	Combined Fund Pro Forma Net Expenses*
Adviser Class Shares	Dollar Shares	0.45%	0.45%	0.45%
Capital Class Shares	Institutional Shares	0.20%	0.20%	0.20%
Daily Class Shares	Cash Management Shares	0.80%	0.70%	0.70%
Institutional Capital Shares	Institutional Shares	0.20%	0.20%	0.20%
Institutional Class Shares	Institutional Shares	0.24%	0.20%	0.20%
Investor Class Shares	Dollar Shares	0.55%	0.45%	0.45%
Investor II Class Shares	Cash Reserve Shares	0.65%	* *	0.60%
Liquidity Class Shares	Administration Shares	0.35%	0.30%	0.30%
Trust Class Shares	Institutional Shares	0.30%	0.20%	0.20%

*	Excludes the voluntary minimum annualized net yield and minimum levels of net investment income waivers noted above.

**	As of October 31, 2015, the Cash Reserve Shares had less than $1 of assets.

Including the voluntary minimum annualized net yield and minimum levels of net investment income waivers noted above, the total net annual portfolio operating expenses of the Target Fund and Acquiring Fund and the pro forma total net annual portfolio operating expenses of the Combined Fund, assuming the Reorganization is consummated, as of October 31, 2015, are as follows:

Target Fund Shares	Acquiring Fund Shares Received	Target Fund Net Expenses	Acquiring Fund Net Expenses	Combined Fund Pro Forma Net Expenses
Adviser Class Shares	Dollar Shares	0.07%	0.08%	0.08%
Capital Class Shares	Institutional Shares	0.07%	0.08%	0.08%
Daily Class Shares	Cash Management Shares	0.07%	0.08%	0.08%
Institutional Capital Shares	Institutional Shares	0.07%	0.08%	0.08%
Institutional Class Shares	Institutional Shares	0.07%	0.08%	0.08%
Investor Class Shares	Dollar Shares	0.07%	0.08%	0.08%
Investor II Class Shares	Cash Reserve Shares	0.07%	*	0.08%
Liquidity Class Shares	Administration Shares	0.07%	0.08%	0.08%
Trust Class Shares	Institutional Shares	0.07%	0.08%	0.08%

*	As of October 31, 2015, the Cash Reserve Shares had less than $1 of assets.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of October 31, 2015, all the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meeting, will be borne by BlackRock, BofA and/or their respective affiliates.

Each of BlackRock, BofA and their respective affiliates will pay their own costs and expenses incurred in connection with the Reorganization; provided that BlackRock and its affiliates have agreed to pay a certain amount of the costs associated with the proxy solicitation related to the Reorganization, and thereafter the proxy solicitation will be paid 50% by BlackRock or its affiliates and 50% by BofA or its affiliates, subject to certain conditions.

Undistributed Net Investment Income and Undistributed Realized Gain: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income and undistributed realized gain, if any, of the Target Fund is expected to be declared to the Target Fund’s shareholders prior to the Closing Date. As of October 31, 2015, the amount of undistributed net investment income for each Fund was as follows:

	Target Fund	Acquiring Fund
Undistributed net investment income	$0	$15,813
Undistributed realized gain	$5,206	$666,603

PART C

OTHER INFORMATION

Item 15.    Indemnification

Indemnification of Registrant’s Manager, Sub-Administrator, Principal Underwriter, Custodian and Transfer Agent against certain stated liabilities is provided for in Section 10 of the Management Agreement, Section 9 of the Sub-Administration Agreement, Section 5 of the Distribution Agreement, Section 12 of the Custodian Services Agreement and Section 12 of the Transfer Agency Agreement.

Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Article VIII of Registrant’s Agreement and Declaration of Trust, which is incorporated by reference to Exhibit (a)(2) of PEA No. 61, provides for the indemnification of Registrant’s trustees and officers.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

(1)	—	Articles of Incorporation

(a)	—	Certificate of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-lA (File Nos. 2-47015/811-2354) (the “Registration Statement”), filed on February 2, 1999 (“PEA No. 61”).

(b)	—	Registrant’s Agreement and Declaration of Trust dated October 21, 1998 is incorporated by reference to Exhibit (a)(2) of PEA No. 61.

(c)	—	Certificate of Amendment of Certificate of Trust dated January 26, 2001 is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 67 to the Registration Statement, filed on January 29, 2001.

(d)	—	Certificate of Amendment of Certificate of Trust dated January 28, 2004 is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 79 to the Registration Statement, filed on December 30, 2004 (“PEA No. 79”).

(2)	—	By-laws

(a)	—	Registrant’s Amended and Restated By-Laws, effective as of December 3, 2008, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 87 to the Registration Statement, filed on March 2, 2009 (“PEA No. 87”).

(3)	—	Voting trust agreements

(a)	—	None.

(4)	—	Plan of Reorganization

(a)	—	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Proxy Statement.

(5)	—	Instruments Defining Rights of Security Holders

(a)	—	See Article II, Section 2.6, Section 2.7, Section 2.8, Section 2.9, Section 2.10, Section 2.11 and Section 2.12; Article III, Section 3.7; Article VI; Article VII; Article VIII, Section 8.5 and Article IX of the Registrant’s Declaration of Trust dated October 21, 1998, incorporated by reference to Exhibit (a)(2) of PEA No. 61 and Article I, Article II (Section 1, Section 2, Section 3 and Section 4) and Article V of the Registrant’s By-Laws, effective as of December 3, 2008, is incorporated by reference to Exhibit (b) of PEA No. 87.

(6)	—	Investment Advisory Contracts

(a)	—	Management Agreement between Registrant and BlackRock Advisors, LLC (“BlackRock”) dated July 1, 2011 is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 92 to the Registration Statement, filed on February 28, 2012.

(b)	—	Form of Fifth Amended and Restated Expense Limitation Agreement by and between Registrant and BlackRock is incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust (File No. 33-08058), filed on September 29, 2014.

(c)	—	Form of Waiver Agreement is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 96 to the Registration Statement, filed on February 28, 2014 (“PEA No. 96”).

(7)	—	Underwriting Contracts

(a)	—	Distribution Agreement between Registrant and BlackRock Investments, LLC dated as of October 1, 2008 , is incorporated by reference to Exhibit (b) of PEA No. 87.

(8)	—	Bonus or Profit Sharing Contracts

(a)	—	None.

(9)	—	Custodian Agreements

(a)	—	Amended and Restated Custodian Services Agreement between Registrant and PFPC Trust Company dated February 11, 2004 is incorporated by reference to Exhibit (g) of PEA No. 79.

(b)	—	Form of Amendment to the Amended and Restated Custody Agreement between Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 83 to the Registration Statement, filed on February 21, 2007 (“PEA 83”).

(c)	—	Form of Fee Letter to Amended and Restated Custodian Services Agreement, dated as of October 1, 2007, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 84 to the Registration Statement, filed on December 21, 2007 (“PEA No. 84”).

(d)	—	Second Amendment to the Amended and Restated Custody Agreement between Registrant and PFPC Trust Company dated as of September 24, 2007 is incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 86 to the Registration Statement, filed on February 22, 2008 (“PEA 86”).

(e)	—	Amendment to Amended and Restated Custodian Services Fee Letter dated as of June 1, 2008 is incorporated by reference to Exhibit (g)(5) of PEA No. 87.

(f)	—	Consent to Assignment among Registrant, BNY Mellon Investment Servicing Trust Company and The Bank of New York Mellon dated December 2, 2011 is incorporated by reference to Exhibit (g)(6) of Post-Effective Amendment No. 94 to the Registration Statement, filed on February 28, 2013.

(10)	—	Rule 12b-1 and Rule 18f-3 Plans

(a)	—	Registrant’s Distribution Plan with respect to Plus Shares and Form of Distribution & Sales Support Agreement is incorporated by reference to Exhibit (m)(1) of PEA No. 87.

(b)	—	Registrant’s Distribution Plan with respect to Select Shares and Form of Distribution & Sales Support Agreement is incorporated by reference to Exhibit (m)(2) of PEA No. 87.

(c)	—	Registrant’s Distribution Plan with respect to Cash Plus Shares and Form of Distribution & Sales Support Agreement is incorporated by reference to Exhibit (m)(3) of PEA No. 87.

(d)	—	Registrant’s Distribution Plan with respect to Private Client Shares and Form of Distribution & Sales Support Agreement is incorporated by reference to Exhibit (m)(4) of PEA No. 87.

(e)	—	Registrant’s Distribution Plan with respect to Premier Shares and Form of Distribution & Sales Support Agreement is incorporated by reference to Exhibit (m)(5) of PEA No. 87.

(f)	—	Amended and Restated Plan Pursuant to Rule 18f-3 for a Multi-Class System is incorporated by reference to Exhibit (n) of PEA No. 86.

(11)	—	Legal Opinions

(a)	—	Opinion of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered, is filed herewith.

(12)(a)	—	Form of Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement, is filed herewith.

(13)	—	Other Material Contracts

(a)	—	Amended and Restated Administration Agreement between Registrant, BlackRock and BNY Mellon Investment Servicing (US) Inc. (formerly known as PNC Global Investment Servicing (U.S.) Inc.) (“BNY MIS”) dated February 11, 2004 is incorporated by reference to Exhibit (h)(1) of PEA No. 79.

(b)	—	Sub-Administration Agreement dated February 21, 2006 by and between BlackRock and BNY MIS is incorporated by reference to Exhibit (h)(2) of PEA No. 83.

(c)	—	Amendment No. 1 dated September 29, 2006 to the Sub-Administration Agreement, dated February 21, 2006, by and between BlackRock and BNY MIS is incorporated by reference to Exhibit (h)(2)(a) of PEA No. 83.

(d)	—	Form of Fee Letter to Sub-Administration Agreement dated April 1, 2007 is incorporated by reference to Exhibit (h)(2)(b) of PEA No. 84.

(e)	—	Form of Amendment to Sub-Administration Agreement effective July 1, 2011 is incorporated by reference to Exhibit (h)(2)(c) of PEA No. 96.

(f)	—	Amended and Restated Transfer Agency Services Agreement between Registrant and BNY MIS dated February 11, 2004 is incorporated by reference to Exhibit (h)(3) of PEA No. 79.

(g)	—	Form of Fee Letter to Amended and Restated Transfer Agency Services Agreement between Registrant and BNY MIS dated February 11, 2004 is incorporated by reference to Exhibit (h)(3)(b) of PEA No. 87.

(h)	—	Share Purchase Agreement between Registrant and Temporary Investment Fund, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(a) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000 (“PEA No. 65”).

(i)	—	Share Purchase Agreement between Registrant and Trust for Federal Securities dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(b) of PEA No. 65.

(j)	—	Share Purchase Agreement between Registrant and Municipal Fund for Temporary Investment dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(c) of PEA No. 65.

(k)	—	Share Purchase Agreement between Registrant and Municipal Fund for California Investors, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(d) of PEA No. 65.

(l)	—	Share Purchase Agreement between Registrant and Municipal Fund for New York Investors, Inc. dated February 10, 1999 is incorporated by reference to Exhibit (h)(3)(e) of PEA No. 65.

(14)	—	Consents

(a)	—	Consent of Deloitte & Touche LLP, independent registered public accountant for T-Fund, is filed herewith.

(b)	—	Consent of PricewaterhouseCoopers LLP, independent registered public accountant for Treasury Reserves Fund, is filed herewith.

(15)	—	Omitted Financial Statement

(a)	—	None.

(16)	—	Power of Attorney

(a)	—	Power of Attorney is included on the signature page.

(17)	—	Additional Exhibits

(a)	—	None

Item 17.     Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 9th day of February, 2016.

BLACKROCK LIQUIDITY FUNDS ON BEHALF OF T-FUND

By	/S/ JOHN M. PERLOWSKI
John M. Perlowski
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	February 9, 2016

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	February 9, 2016

DAVID O. BEIM* (David O. Beim)	Trustee

COLLETTE CHILTON* (Collette Chilton)	Trustee

DR. MATINA S. HORNER* (Dr. Matina S. Horner)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

CYNTHIA A. MONTGOMERY*	Trustee
(Cynthia A. Montgomery)

JOSEPH P. PLATT*	Trustee
(Joseph P. Platt)

ROBERT C. ROBB, JR.*	Trustee
(Robert C. Robb, Jr.)

MARK STALNECKER*	Trustee
(Mark Stalnecker)

KENNETH L. URISH*	Trustee
(Kenneth L. Urish)

FREDERICK W. WINTER*	Trustee
(Frederick W. Winter)

BARBARA G. NOVICK*	Trustee
(Barbara G. Novick)

* By:	/S/ BENJAMIN ARCHIBALD	February 9, 2016
(Benjamin Archibald, attorney-in-fact)

EXHIBIT INDEX

Exhibit No.	Description

(11)(a)	Opinion of Morris, Nichols, Arsht & Tunnell LLP as to the legality of the securities being registered.

(12)(a)	Form of Opinion of Sidley Austin LLP supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement, is filed herewith.

(14)(a)	Consent of Deloitte & Touche LLP, independent registered public accountant for T-Fund, is filed herewith.

(14)(b)	Consent of PricewaterhouseCoopers LLP, independent registered public accountant for Treasury Reserves Fund, is filed herewith.